UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21078

PIMCO New York Municipal Income Fund II
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,	New York 10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:	212-739-3371

Date of fiscal year end:	May 31, 2008

Date of reporting period:	May 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

PIMCO Municipal Income Fund II PIMCO California Municipal Income Fund II PIMCO New York Municipal Income Fund II Annual Report May 31, 2008

Contents

Letter to Shareholders	1
Fund Insights/Performance & Statistics	2-4
Schedules of Investments	5-25
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28-29
Statements of Cash Flows	30-31
Notes to Financial Statements	32-39
Financial Highlights	40-42
Report of Independent Registered Public Accounting Firm	43
Tax Information/Annual Shareholder Meetings Results/ Appointment of New Trustee	44
Privacy Policy/Proxy Voting Policies & Procedures	45
Dividend Reinvestment Plan	46
Board of Trustees	47-48
Principal Officers	49

PIMCO Municipal Income Funds II Letter to Shareholders

July 15, 2008

Dear Shareholder:

We are pleased to provide you with the annual report for PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II (the “Funds”) for the fiscal year ended May 31, 2008.

As economic growth slowed and credit conditions tightened during the period, the U.S. bond market delivered positive returns for all but U.S. high yield bonds. The Lehman Municipal Bond Index posted a 3.87% tax-advantaged return. The Federal Reserve (the “Fed”) reduced the Federal Funds rate seven times during the reporting period, reducing the benchmark rate on loans between member banks from 5.25% to 2.0%. The Fed also sought other methods to inject liquidity into the economy.

Since February 2008, industry-wide developments in the auction-rate preferred markets have caused auctions for the Funds’ auction-rate preferred shares (“ARPS”) to fail, as described in Note 5 in the accompanying Notes to Financial Statements. At the time this report is being prepared, it is not possible to predict how and when full or partial liquidity will return, if at all, to the closed-end fund ARPS market. Additional information regarding ARPS, failed auctions and potential solutions to address the unprecedented lack of liquidity of the ARPS due to recent failed auctions can be accessed on our Web site, www.allianzinvestors.com/arps.

For specific information on the Funds and their performance during the reporting period, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 331-1710. You will also find a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

5.31.08 | PIMCO Municipal Income Funds II Annual Report 1

PIMCO Municipal Income Fund II Fund Insights/Performance & Statistics
May 31, 2008 (unaudited)

•

For the fiscal year ended May 31, 2008, PIMCO Municipal Income Fund II returned (2.75)% on net asset value and (3.09)% on market price, compared to (1.78)% and (3.56)%, respectively for the Lipper Analytical General Municipal Debt Funds Leveraged (the “Benchmark”) average.

•	The Fund’s average credit quality was AA- at fiscal year-end compared to the Benchmark’s average of AA1/AA2.
•	Municipal Securities underperformed Treasuries and the taxable debt sector during the reporting period as the Lehman Brothers Municipal Bond Index returned 3.87%, while the Lehman Brothers Aggregate and the Lehman Brothers Treasury Indices returned 6.89% and 9.81%, respectively.

•	For the 12-month period ended May 31, 2008, 10-year AAA muni yields decreased 27 basis points, while 20-and 30-year AAA muni yields increased 14 and 26 basis points, respectively.
•

The Fund’s effective duration was managed below that of its Benchmark throughout the period, which was positive for performance, as municipal yields decreased in the short maturities, and increased in the longer maturities during the reporting period.

•	Exposure to the prerefunded and special tax sectors were positive for performance as these sectors outperformed during the reporting period.
•	Exposure to the hospital sector detracted from performance as this sector underperformed during the fiscal year.
•	The Fund’s Hedging strategies detracted from performance as municipals underperformed Treasuries during the twelve-month reporting period.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
1 Year	(3.09)%	(2.75)%
3 Year	3.86%	3.65%
5 Year	5.48%	5.24%
Commencement of Operations (6/28/02) to 5/31/08	5.50%	5.95%

Common Share Market Price/NAV Performance:

Commencement of Operations (6/28/02) to 5/31/08

Market Price

NAV

$16.00

15.50

15.00

14.50

14.00

13.50

13.00

12.50

6/28/02

5/31/08

Market Price/NAV:
Market Price	$14.14
NAV	$13.86
Premium to NAV	2.02%
Market Price Yield(2)	5.52%

(1) Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering, and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at May 31, 2008.

2 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO California Municipal Income Fund II Fund Insights/Performance & Statistics
May 31, 2008 (unaudited)

•

For the fiscal year ended May 31, 2008, PIMCO California Municipal Income Fund II returned (4.83)% on net asset value and (5.17)% on market price, compared to (0.40)% and (4.24)%, respectively for the Lipper California Municipal Debt Funds—Leveraged (the “Benchmark”) average.

•	The Fund’s average credit quality was AA- at fiscal year-end compared to the Benchmark’s average of AA1/AA2.
•	Municipals underperformed Treasuries and the taxable debt sector during the reporting period as Lehman Brothers

California Municipal Index returned 3.04%, while the Lehman Brothers Aggregate and the Lehman Brothers Treasury Indices returned 6.89% and 9.81%, respectively.

•	For the 12-month period ended May 31, 2008, 10-year California muni yields increased 2 basis points, while 20- and 30-year yields increased 39 and 48 basis points, respectively.
•	The Fund’s effective duration was managed below that of its Benchmark throughout the period, which performance, as municipal yields increased in the longer maturities while decreasing in the shorter maturities.

•	Exposure to tobacco-securitized municipals detracted from performance as the over-all index returned (4.45)% during the reporting period.
•	California Municipals slightly underperformed the broader national market for the 12-month period.
•	The Fund’s Hedging strategy detracted from performance as municipals underperformed Treasuries during the reporting period.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
1 Year	(5.17)%	(4.83)%
3 Year	4.89%	3.03%
5 Year	5.73%	4.55%
Commencement of Operations (6/28/02) to 5/31/08	5.55%	5.22%

Common Share Market Price/NAV Performance:

Commencement of Operations (6/28/02) to 5/31/08

Market Price

NAV

$17.00

16.00

15.00

14.00

13.00

12.00

11.00

6/28/02

5/31/08

Market Price/NAV:
Market Price	$ 14.25
NAV	$ 13.34
Premium to NAV	6.82%
Market Price Yield(2)	5.89%

(1) Past performance is no guarantee of future result. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at May 31, 2008.

5.31.08 | PIMCO Municipal Income Funds II Annual Report 3

PIMCO New York Municipal Income Fund II Fund Insights/Performance & Statistics
May 31, 2008 (unaudited)

•

For the fiscal year ended May 31, 2008, PIMCO New York Municipal Income Fund II returned (2.19)% on net asset value and (1.46)% on market price, compared to 0.13% and (3.01)%, respectively for the Lipper New York Municipal Debt Funds— Leveraged (the “Benchmark”) average.

•	The Fund’s average credit quality was AA at fiscal year-end compared to the Benchmark’s average of AA1/AA2.
•	Municipals underperformed Treasuries and the taxable debt sector during the reporting period the Lehman Brothers

New York Muni Index returned 4.44%, while the Lehman Brothers Aggregate and the Lehman Brothers Treasury Indices returned 6.89% and 9.81%, respectively.

•	For the 12-month period, 10-year New York yields decreased 28 basis points, while 20- and 30-year New York yields increased 12 and 24 basis points, respectively.
•	The Fund’s effective duration was managed below that of its Benchmark throughout the period, which was positive for performance, as municipal yields decreased in the short-end and increased in the longer maturities.

•	Exposure to hospital bonds detracted from performance as this sector underperformed for the fiscal year.
•	Municipal bonds within New York outperformed the broader national market during the reporting period.
•	The Fund’s Hedging strategies detracted from performance as municipals underperformed Treasuries during the twelve-month reporting period.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
1 Year	(1.46)%	(2.19)%
3 Year	4.98%	3.58%
5 Year	5.91%	5.19%
Commencement of Operations (6/28/02) to 5/31/08	5.62%	5.50%

Common Share Market Price/NAV Performance:

Commencement of Operations (6/28/02) to 5/31/08

Market Price

NAV

$16.50

16.00

15.50

15.00

14.50

14.00

13.50

13.00

6/28/02

5/31/08

12.50

12.00

Market Price/NAV:
Market Price	$ 14.42
NAV	$ 13.67
Premium to NAV	5.49%
Market Price Yield(2)	5.51%

(1) Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in the net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at May 31, 2008.

4 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
MUNICIPAL BONDS & NOTES—96.0%
	Alabama—3.5%
$10,000	Birmingham Baptist Medical Centers Special Care Facs. Financing Auth. Rev, 5.00%, 11/15/30, Ser. A	Baa1/NR	$8,752,800
18,000	Birmingham Waterworks & Sewer Board Rev., 5.25%, 1/1/33, Ser. B, (Pre-refunded @ $100, 1/1/13) (MBIA)(b)(h)	Aaa/AAA	19,678,680
1,750	Huntsville Health Care Auth. Rev., 5.75%, 6/1/32, Ser. B, (Pre-refunded @$101, 6/1/12) (b)	A2/NR	1,936,935
16,580	Jefferson Cnty. Sewer Rev., 4.75%, 2/1/38, Ser. B, (Pre-refunded @ $100, 8/1/12) (FGIC)(b)	Aaa/AAA	17,427,238
2,650	Tuscaloosa Educational Building Auth. Rev., Stillman College, 5.00%, 6/1/26	NR/BBB-	2,305,474
			50,101,127
	Alaska—0.6%
5,900	Northern Tobacco Securitization Corp. Rev., 5.00%, 6/1/46, Ser. A	Baa3/NR	4,491,198
3,550	State Housing Finance Corp. Rev., 5.25%, 6/1/32, Ser. C (MBIA)	Aaa/AAA	3,586,707
			8,077,905
	Arizona—5.7%
	Health Facs. Auth. Rev.,
6,500	Beatitudes Project, 5.20%, 10/1/37	NR/NR	5,219,825
1,300	Hospital System, 5.75%, 12/1/32, (Pre-refunded @ $101, 12/1/12) (b)	NR/BBB	1,453,569
	Pima Cnty. Industrial Dev. Auth. Rev.,
3,500	Center for Academic Success, 5.50%, 7/1/37 (c)	NR/BBB-	3,065,720
29,700	Correctional Facs., 5.00%, 9/1/39	Aa2/AA	29,902,851
33,000	Salt River Project Agricultural Improvement & Power Dist. Rev., 5.00%, 1/1/37, Ser. A (h)	Aa1/AA	33,835,230
10,500	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	Aa3/AA-	9,306,255
			82,783,450
	Arkansas—0.1%
13,000	Arkansas Dev. Finance Auth. Rev., zero coupon, 7/1/46 (AMBAC)	Aaa/NR	1,711,970
	California—5.0%
9,610	Alameda Corridor Transportation Auth. Rev., zero coupon, 10/1/16, Ser. A (AMBAC)	Aaa/AAA	6,678,181
	Golden State Tobacco Securitization Corp. Rev., Ser. A-1,
6,000	5.00%, 6/1/33	Baa3/BBB	4,984,980
3,080	6.25%, 6/1/33	Aaa/AAA	3,344,788
9,000	6.75%, 6/1/39, (Pre-refunded @ $100, 6/1/13) (b)	Aaa/AAA	10,351,170
1,000	Rancho Cucamonga Community Facs. Dist., Special Tax, 6.30%, 9/1/23, Ser. A	NR/NR	1,009,490
	State, GO,
800	5.00%, 6/1/37	A1/A+	799,992
28,600	5.00%, 11/1/37, Ser. 2670 (h)	A1/A+	28,598,570
10,900	5.00%, 12/1/37	A1/A+	10,899,891
4,700	Statewide Community Dev. Auth. Rev., Baptist Univ., 9.00%, 11/1/17, Ser. B (c)	NR/NR	4,788,642
			71,455,704

5.31.08 | PIMCO Municipal Income Funds II Annual Report 5

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Colorado—5.0%
$30,000	Dawson Ridge Dist. No. 1, GO, zero coupon, 10/1/22, Ser. A	Aaa/NR	$15,572,700
	E-470 Public Highway Auth. Rev., Ser. B (MBIA),
20,000	zero coupon, 9/1/35	Aaa/AAA	3,985,400
15,000	zero coupon, 9/1/37	Aaa/AAA	2,640,150
	Health Facs. Auth. Rev.,
1,000	American Baptist Homes, 5.90%, 8/1/37, Ser. A	NR/NR	889,830
25,000	Catholic Health Initiatives, 5.50%, 3/1/32	Aa2/AA	25,824,250
18,305	Exempla, Inc., 5.625%, 1/1/33, Ser. A	A1/A-	18,513,494
6,500	Liberty Height, zero coupon, 7/15/22	Aaa/AAA	3,406,845
2,000	Housing & Finance Auth. Rev., Evergreen Country Day School, 5.875%, 6/1/37 (c)	NR/BB	1,808,980
			72,641,649
	District of Columbia—1.2%
17,500	Washington D.C. Convention Center Auth. Tax Rev., 4.75%, 10/1/28, (Pre-refunded @ $100, 10/1/08) (AMBAC) (b)	Aaa/AAA	17,657,325
	Florida—4.7%
2,310	Dev. Finance Corp. Rev., Learning Gate Community School, 6.00%, 2/15/37	NR/BBB-	2,157,563
8,000	Highlands Cnty. Health Facs. Auth. Rev., Adventist/Sunbelt
	Health System, 6.00%, 11/15/31, Ser. A,
	(Pre-refunded @ $101, 11/15/11) (b)	A1/NR	8,902,640
	Hillsborough Cnty. Industrial Dev. Auth. Rev.,
2,335	Pollution Control, Tampa Electric Co., 5.50%, 10/1/23	Baa2/BBB-	2,241,413
635	Health Facs. Project, 5.625%, 8/15/23, Ser. A	Baa3/BBB	630,142
7,135	Jacksonville Health Facs. Auth. Rev., 5.25%, 11/15/32, Ser. A	Aa1/AA	7,191,866
11,500	Lakeland Hospital System Rev., Regional Health System, 5.50%, 11/15/32, (Pre-refunded @ $101, 11/15/12) (b)	A2/NR	12,703,130
3,000	Leesburg Hospital Rev., Leesburg Regional Medical Center Project, 5.50%, 7/1/32	Baa1/BBB+	2,972,190
	Orange Cnty. Health Facs. Auth. Rev., Adventist Health System (b),
2,550	5.625%, 11/15/32, (Pre-refunded @ $101, 11/15/12)	A1/NR	2,841,134
5,000	6.25%, 11/15/24, (Pre-refunded @ $100, 11/15/12)	A1/NR	5,656,150
500	Sarasota Cnty. Health Fac. Auth. Rev., 5.75%, 7/1/37	NR/NR	448,275
6,205	State Governmental Utility Auth. Rev., Barefoot Bay Utilities System, 5.00%, 10/1/29 (AMBAC)	Aaa/NR	6,284,114
5,000	Sumter Landing Community Dev. Dist. Rev., 4.75%, 10/1/35, Ser. A (MBIA) (h)	Aaa/AAA	4,858,050
10,000	Tallahassee Rev., 5.00%, 10/1/15, Ser. 2617 (h)	Aa2/AA	10,261,700
1,500	Winter Springs Water & Sewer Rev., zero coupon, 10/1/29 (FGIC)	Baa3/A+	526,530
			67,674,897
	Georgia—0.5%
2,775	Medical Center Hospital Auth. Rev., 5.25%, 7/1/37	NR/NR	2,290,097
9,600	Richmond Cnty. Dev. Auth. Rev., zero coupon, 12/1/21	Aaa/NR	5,231,904
			7,522,001
	Hawaii—1.3%
19,170	Honolulu City & Cnty. Wastewater System Rev., First Board Resolution, 4.75%, 7/1/28 (FGIC)	Aa3/NR	19,210,640

6 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Illinois—17.6%
	Central Lake Cnty. JT Action Water Agcy. Rev., Ser. A (AMBAC),
$2,935	5.125%, 5/1/28	Aaa/NR	$2,989,855
675	5.125%, 5/1/28, (Pre-refunded @ $100, 11/1/12) (b)	Aaa/NR	736,128
	Chicago, GO, Ser. A (FGIC),
1,635	5.125%, 1/1/29	Aaa/AAA	1,651,546
3,415	5.125%, 1/1/29, (Pre-refunded @ $101, 1/1/09) (b)	Aa3/AA-	3,513,011
	Chicago, Lake Shore East, Special Assessment,
3,162	6.625%, 12/1/22	NR/NR	3,209,335
6,700	6.75%, 12/1/32	NR/NR	6,769,881
	Chicago Board of Education School Reform, GO (FGIC),
15,535	zero coupon, 12/1/16, Ser. A	A1/AA-	10,726,141
5,000	zero coupon, 12/1/28, Ser. A	A1/AA-	1,735,850
4,500	zero coupon, 12/1/31	A1/AA-	1,301,850
	Chicago City Colleges, GO (FGIC),
32,670	zero coupon, 1/1/37	Aa3/AA-	6,574,838
29,145	zero coupon, 1/1/38	Aa3/AA-	5,529,389
32,670	zero coupon, 1/1/39	Aa3/AA-	5,842,049
5,000	Cicero, GO, 5.25%, 12/1/31 (MBIA)	Aaa/AAA	5,158,550
	Finance Auth. Rev.,
2,500	Christian Homes, Inc., 5.75%, 5/15/31, Ser. A	NR/NR	2,210,250
250	Leafs Hockey Club, 6.00%, 3/1/37, Ser. A	NR/NR	221,152
	Regency Park,
10,000	zero coupon, 7/15/23	NR/AAA	4,955,300
134,650	zero coupon, 7/15/25	NR/AAA	59,794,026
1,500	Sedgebrook, Inc., 6.00%, 11/15/42, Ser. A	NR/NR	1,363,110
	Health Facs. Auth. Rev,
5,000	Condell Medical Center, 5.50%, 5/15/32	Baa3/NR	4,630,550
20,100	Elmhurst Memorial Healthcare, 5.625%, 1/1/28	Baa1/NR	20,135,175
	Hillside, Tax Allocation, Mannheim Redev. Project (d),
4,500	6.55%, 1/1/20	NR/NR	4,485,285
2,900	7.00%, 1/1/28	NR/NR	2,887,559
	Metropolitan Pier & Exposition Auth. Rev. (MBIA),
60,000	zero coupon, 12/15/30	Aaa/AAA	18,585,000
50,000	zero coupon, 12/15/33	Aaa/AAA	13,021,000
2,460	zero coupon, 6/15/38	Aaa/AAA	496,600
68,470	State Sports Facs. Auth. Rev., 5.50% (zero coupon until 6/15/10), 6/15/30 (AMBAC)	Aaa/AAA	65,858,554
			254,381,984
	Indiana—0.3%
4,125	Fort Wayne Pollution Control Rev., 6.20%, 10/15/25	Caa1/B	3,423,997
990	Vigo Cnty. Hospital Auth. Rev., 5.80%, 9/1/47 (a)(c)	NR/NR	874,289
			4,298,286
	Iowa—4.1%
	Finance Auth. Rev.,
1,075	5.50%, 11/15/37	NR/NR	814,968
250	Deerfield Retirement Community, 5.50%, 11/15/27, Ser. A	NR/NR	202,303
4,500	Edgewater LLC, 6.75%, 11/15/42	NR/NR	4,371,120
1,000	Wedum Walnut Ridge LLC, 5.625%, 12/1/45, Ser. A	NR/NR	844,800

5.31.08 | PIMCO Municipal Income Funds II Annual Report 7

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Iowa—(continued)
$2,300	Higher Education Loan Auth. Rev., Grandview College, 5.10%, 10/1/36	NR/NR	$2,056,706
	Tobacco Settlement Auth. of Iowa Rev., Ser. B,
46,000	5.60%, 6/1/34	Baa3/BBB	40,917,000
8,850	5.60%, 6/1/35, (Pre-refunded @ $101, 6/1/11) (b)	NR/AAA	9,605,878
			58,812,775
	Kansas—0.2%
2,800	Univ. of Kansas Hospital Auth. Rev., 5.625%, 9/1/32, (Pre-refunded @ $100, 9/1/12) (b)	NR/AAA	3,094,084
	Kentucky—0.2%
2,500	Economic Dev. Finance Auth. Rev., Catholic Healthcare Partners, 5.25%, 10/1/30	A1/AA-	2,501,725
	Louisiana—4.7%
	Public Facs. Auth. Rev., Ochsner Clinic Foundation, Ser. B,
20,400	5.50%, 5/15/32, (Pre-refunded @ $100, 5/15/26) (b)	Aaa/NR	23,028,132
3,300	5.50%, 5/15/47	A3/NR	3,207,105
44,395	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/BBB	41,101,779
			67,337,016
	Maryland—0.4%
	Health & Higher Educational Facs. Auth. Rev.,
1,010	5.30%, 1/1/37	NR/NR	817,959
4,050	6.00%, 1/1/43	NR/BBB-	4,049,757
1,000	Adventist Healthcare, 5.75%, 1/1/25, Ser. A	Baa2/NR	1,016,130
			5,883,846
	Massachusetts—3.2%
14,500	Bay Transportation Auth. Rev., 4.75%, 7/1/34, Ser. A, (Pre-refunded @ $100, 7/1/15) (b)(h)	Aa1/AAA	15,778,465
4,610	Dev. Finance Agcy. Rev., 6.75%, 10/15/37, Ser. A	NR/NR	4,201,508
	State Turnpike Auth. Rev., Ser. A (AMBAC),
4,295	4.75%, 1/1/34	Aaa/AAA	4,296,761
10,325	5.00%, 1/1/39	Aaa/AAA	10,228,771
12,050	State Water Res. Auth. Rev., 4.75%, 8/1/37 Ser. A, (FSA)(h)	Aaa/AAA	12,051,446
			46,556,951
	Michigan—2.8%
8,500	Detroit City School Dist., GO,
	5.00%, 5/1/32, Ser. A, (Pre-refunded @ $100, 5/1/13) (FGIC)(Q-SBLF)(b)	Aa3/AA-	9,209,750
4,545	Garden City Hospital Finance Auth. Rev., 5.00%, 8/15/38, Ser. A	NR/NR	3,408,568
800	Public Educational Facs. Auth. Rev., 6.50%, 9/1/37 (c)	NR/NR	747,576
500	Star International Academy, CP, 6.125%, 3/1/37	NR/BB+	452,340
5,000	State Hospital Finance Auth. Rev.,
	Ascension Health, 5.25%, 11/15/26, Ser. B	Aa1/AA	5,035,150
	Oakwood Group, Ser. A,
13,500	5.75%, 4/1/32	A2/A	13,583,430
1,925	6.00%, 4/1/22	A2/A	2,007,294
6,000	Tobacco Settlement Finance Auth. Rev., 6.00%, 6/1/48, Ser. A	NR/BBB	5,283,840
			39,727,948

8 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Minnesota—0.5%
$1,300	Meeker Cnty. Rev., 5.75%, 11/1/37	NR/NR	$1,206,374
1,500	Minneapolis Rev., Providence Project, 5.75%, 10/1/37, Ser. A	NR/NR	1,344,315
280	Minneapolis, Tax Allocation, Grant Park Project, 5.35%, 2/1/30 North Oaks Presbyterian Homes Rev.,	NR/NR	252,742
2,640	6.00%, 10/1/33	NR/NR	2,609,244
1,530	6.125%, 10/1/39	NR/NR	1,524,553
500	Oronoco Multifamily Housing Rev., 5.40%, 6/1/41	NR/NR	446,000
			7,383,228
	Mississippi—0.3%
3,605	Business Finance Corp., Pollution Control Rev., 5.875%, 4/1/22	Ba1/BBB	3,605,036
740	Dev. Bank Special Obligation, Projects & Equipment Acquisitions Rev., 5.00%, 7/1/24 (AMBAC)	Aaa/AAA	715,373
			4,320,409
	Missouri—0.3%
2,600	Branson Regional Airport Transportation Dev. Dist. Rev., 6.00%, 7/1/37, Ser. A	NR/NR	2,322,736
800	Hanley Road & North of Folk Ave. Transportation Dist. Rev., 5.00%, 10/1/25	NR/NR	731,384
1,500	St. Louis Parking Rev., Downtown Parking Facs., 6.00%, 2/1/28, (Pre-refunded @ $100, 2/1/12) (b)	NR/NR	1,653,645
			4,707,765
	Nevada—0.5%
1,450	Clark Cnty., GO, 5.00%, 6/1/31 (FGIC)	Aa1/AA+	1,460,803
	Reno Transportation Project Rev., (Pre-refunded @ $100, 6/1/12) (AMBAC)(b),
2,000	5.125%, 6/1/32	Aaa/AAA	2,157,200
3,500	5.125%, 6/1/37	Aaa/AAA	3,775,100
			7,393,103
	New Hampshire—0.2%
	Health & Education Facs. Auth. Rev., Catholic Medical Center,
360	6.125%, 7/1/32	Baa1/BBB+	366,635
2,640	6.125%, 7/1/32, (Pre-refunded @ $101, 7/1/12) (b)	Baa1/BBB+	2,975,385
			3,342,020
	New Jersey—3.4%
950	Burlington Cnty. Bridge Commission Rev., 5.625%, 1/1/38	NR/NR	847,020
	Economic Dev. Auth.,
	Arbor Glen Rev.,
525	6.00%, 5/15/28	NR/NR	513,051
225	6.00%, 5/15/28, Ser. A, (Pre-refunded @ $102, 5/15/09) (b)	NR/NR	238,102
	Kapkowski Road Landfill, Special Assessment,
4,000	5.75%, 10/1/21	Baa3/NR	4,062,080
11,405	5.75%, 4/1/31	Baa3/NR	11,034,794
1,100	Seabrook Village Rev., 5.25%, 11/15/36	NR/NR	932,701
250	Seashore Gardens Rev., 5.375%, 11/1/36	NR/NR	209,525
	Health Care Facs. Financing Auth. Rev.,
1,500	St. Peters Univ. Hospital, 5.75%, 7/1/37	Baa2/BBB-	1,474,965
1,830	Trinitas Hospital, 5.25%, 7/1/30, Ser. A	Baa3/BBB-	1,571,366

5.31.08 | PIMCO Municipal Income Funds II Annual Report 9

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	New Jersey—(continued)
$3,500	State Educational Facs. Auth. Rev., Fairfield Dickinson Univ., 6.00%, 7/1/25, Ser. D	NR/NR	$3,568,040
	Tobacco Settlement Financing Corp. Rev.,
13,150	5.00%, 6/1/41, Ser. 1A	Baa3/BBB	10,129,314
1,285	6.00%, 6/1/37, (Pre-refunded @ $100, 6/1/12) (b)	Aaa/AAA	1,427,982
3,095	6.125%, 6/1/42, (Pre-refunded @ $100, 6/1/12) (b)	Aaa/AAA	3,453,834
6,150	6.25%, 6/1/43, (Pre-refunded @ $100, 6/1/13) (b)	Aaa/AAA	7,024,222
2,500	6.75%, 6/1/39, (Pre-refunded @ $100, 6/1/13) (b)	Aaa/AAA	2,912,700
			49,399,696
	New Mexico—0.3%
5,000	Farmington Pollution Control Rev., 5.80%, 4/1/22	Baa3/BB+	4,972,470
	New York—1.2%
1,200	Erie Cnty. Industrial Dev. Agcy., Orchard Park Rev., 6.00%, 11/15/36	NR/NR	1,088,184
10,000	Liberty Dev. Corp. Rev., 5.25%, 10/1/35 (h)	Aa3/AA-	10,339,200
1,100	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	1,113,244
4,750	New York City Municipal Water Finance Auth., Water & Sewer System Rev., 5.00%, 6/15/37, Ser. D (h)	Aa2/AA+	4,842,958
			17,383,586
	North Carolina—0.1%
	Medical Care Commission Rev.,
550	Salemtowne, 5.10%, 10/1/30	NR/NR	483,362
1,000	Village at Brookwood, 5.25%, 1/1/32	NR/NR	839,650
			1,323,012
	North Dakota—0.3%
3,710	Stark Cnty. Healthcare Rev., Benedictine Living Communities, 6.75%, 1/1/33	NR/NR	3,601,668
	Ohio—0.5%
7,500	Lorain Cnty. Hospital Rev., Catholic Healthcare, 5.375%, 10/1/30	A1/AA-	7,541,025
	Pennsylvania—3.2%
	Allegheny Cnty. Hospital Dev. Auth. Rev.,
22,600	5.375%, 11/15/40, Ser. A	Ba2/BB	19,098,582
505	9.25%, 11/15/15, Ser. B, (Pre-refunded @ $102, 11/15/10) (b)	Ba3/AAA	579,412
1,000	9.25%, 11/15/22, Ser. B, (Pre-refunded @ $102, 11/15/10) (b)	Ba3/AAA	1,174,650
5,700	9.25%, 11/15/30, Ser. B, (Pre-refunded @ $102, 11/15/10) (b)	Ba3/AAA	6,695,505
	Cumberland Cnty. Auth., Retirement Community Rev., Ser. A, Messiah Village,
750	5.625%, 7/1/28	NR/BBB-	715,710
670	6.00%, 7/1/35	NR/BBB-	657,659
	Wesley Affiliated Services,
4,500	7.25%, 1/1/35, (Pre-refunded @ $101, 1/1/13) (b)	NR/NR	5,308,695
3,250	Harrisburg Auth. Rev., 6.00%, 9/1/36	NR/NR	3,101,150
	Montgomery Cnty. Higher Education & Health Auth. Hospital Rev., Abington Memorial Hospital, Ser. A,
5,000	5.125%, 6/1/27	NR/A	4,972,950
3,750	5.125%, 6/1/32	NR/A	3,681,412

10 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Pennsylvania—(continued)
$500	Pittsburgh & Allegheny Cntys. Public Auditorium Auth. Rev., 5.00%, 2/1/29 (AMBAC)	Aaa/AAA	$503,830
			46,489,555
	Puerto Rico—0.3%
3,320	Electric Power Auth. Power Rev., 5.125%, 7/1/29, Ser. HH, (Pre-refunded @ $100, 7/1/13) (b)	A3/AAA	3,649,742
	Rhode Island—5.0%
76,200	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. A	Baa3/BBB	72,111,870
	South Carolina—5.5%
27,745	Greenville Cnty. School Dist. Rev., Building Equity Sooner Tomorrow, 5.50%, 12/1/28, (Pre-refunded @ $101, 12/1/12) (b)	Aaa/AA-	30,919,305
	Jobs-Economic Dev. Auth. Rev., Bon Secours,
14,350	5.625%, 11/15/30	A3/A-	14,520,765
3,770	5.625%, 11/15/30, (Pre-refunded @ $100, 11/15/12) (b)	A3/A-	4,167,509
	Lexington Cnty. Health Services Dist. Hospital Rev. (b),
15,000	5.50%, 11/1/32, (Pre-refunded @ $100, 11/1/13)	A2/A+	16,621,800
3,500	5.50%, 5/1/37, (Pre-refunded @ $100, 5/1/14)	A2/A+	3,882,410
5,000	5.75%, 11/1/28, (Pre-refunded @ $100, 11/1/13)	A2/A+	5,602,050
3,250	Tobacco Settlement Rev. Management Auth. Rev., 6.375%, 5/15/28, Ser. B	Baa3/BBB	3,258,255
			78,972,094
	Tennessee—0.5%
3,000	Energy Acquisition Corp. Rev., 5.00%, 2/1/23, Ser. C	Aa3/AA-	2,863,200
3,750	Knox Cnty. Health Educational & Housing Facs. Board Rev., 5.25%, 10/1/30	A1/AA-	3,752,587
500	Sullivan Cnty. Health Educational & Housing Facs. Rev., 5.25%, 9/1/36, Ser. C	NR/BBB+	470,555
			7,086,342
	Texas—7.0%
10	Arlington Independent School Dist., GO, 5.00%, 2/15/24 (PSF-GTD)	Aaa/NR	10,052
	Aubrey Independent School Dist., GO (PSF-GTD),
130	5.50%, 2/15/33	Aaa/NR	138,691
4,350	5.50%, 2/15/33, (Pre-refunded @ $100, 8/15/14) (b)	Aaa/NR	4,910,759
17,500	Austin Trust, GO, 4.75%, 4/1/36 (h)	Aa1/AA	17,472,000
6,500	Brazos Cnty. Health Facs. Dev. Corp. Rev., Franciscan Services Corp., 5.375%, 1/1/32	NR/A-	6,501,235
2,700	Comal Cnty. Health Facs. Dev. Rev., McKenna Memorial Hospital Project, 6.25%, 2/1/32, (Pre-refunded @ $100, 2/1/13) (b)	Baa2/AAA	3,066,147
20,000	Frisco Independent School Dist., GO, zero coupon, 8/15/34 (PSF-GTD)	Aaa/NR	5,015,800
5,250	Harris Cnty. Health Facs. Dev. Corp. Rev., St. Luke’s Episcopal Hospital, 5.375%, 2/15/26, Ser. A, (Pre-refunded @ $100, 8/15/11) (b)	NR/AAA	5,657,138
700	HFDC of Central Texas, Inc. Rev., Village at Gleannloch Farms, 5.50%, 2/15/37, Ser. A	NR/NR	575,183
	Keller Independent School Dist., GO (PSF-GTD),
770	4.875%, 8/15/31	Aaa/AAA	772,479
6,730	4.875%, 8/15/31, (Pre-refunded @ $100, 8/15/09) (b)	Aaa/AAA	6,951,888

5.31.08 | PIMCO Municipal Income Funds II Annual Report 11

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Texas—(continued)
$3,170	Little Elm Independent School Dist., GO, 5.30%, 8/15/29, Ser. A (PSF-GTD)	NR/AAA	$3,304,028
6,250	North Dallas Thruway Auth. Rev., 4.75%, 1/1/29 (FGIC)	A2/A-	6,253,312
5,000	North Texas Tollway Auth. Rev., 5.625%, 1/1/33, Ser. B	A2/A-	5,120,550
2,000	Sabine River Auth. Rev., 5.20%, 5/1/28	NR/CCC	1,533,240
10,025	State, GO, 4.75%, 4/1/35, Ser. A (h)	Aa1/AA	10,030,112
1,000	State Public Finance Auth. Rev., 5.875%, 12/1/36, Ser. A	Baa3/BBB-	950,380
10,000	State Turnpike Auth. Central Turnpike System Rev., Ser. A (AMBAC),
	zero coupon, 8/15/19	Aaa/AAA	5,746,100
8,880	5.00%, 8/15/42	Aaa/AAA	8,836,044
3,250	State Water Financial Assistance, GO, 5.00%, 8/1/36	Aa1/AA	3,289,910
4,150	Willacy Cnty. Rev., 6.875%, 9/1/28, Ser. A-1	NR/NR	4,136,844
			100,271,892
	Utah—3.3%
44,150	Utah Transit Auth. Rev.,
	4.75%, 6/15/35, Ser. B, (Pre-refunded @ $100, 12/15/15) (FSA)(b)(h)	Aaa/AAA	48,264,338
	Virginia—0.6%
	Fredericksburg Industrial Dev. Auth., Medicorp Health System Rev., Ser. B,
2,500	5.125%, 6/15/33	A3/NR	2,456,700
4,000	5.25%, 6/15/27	A3/NR	4,017,200
2,050	James City Cnty. Economic Dev. Auth. Rev., 5.50%, 7/1/37, Ser. A	NR/NR	1,755,272
			8,229,172
	Washington—1.3%
13,000	Health Care Facs. Auth. Rev., Virginia Mason Medical Center, 6.125%, 8/15/37, Ser. A	Baa2/BBB	12,676,170
6,800	State Housing Finance Commission Rev., Skyline at First Hill, 5.625%, 1/1/38, Ser. A	NR/NR	5,841,540
			18,517,710
	Wisconsin—0.6%
	Badger Tobacco Asset Securitization Corp. Rev.,
1,125	6.00%, 6/1/17	Baa3/BBB	1,126,969
7,150	6.125%, 6/1/27	Baa3/BBB	7,122,187
	Health & Educational Facs. Auth. Rev., Froedert & Community Health Oblig.,
90	5.375%, 10/1/30	NR/AA-	91,256
910	5.375%, 10/1/30, (Pre-refunded @ $101, 10/1/11) (b)	NR/AA-	991,554
			9,331,966
	Total Municipal Bonds & Notes (cost—$1,342,078,367)		1,385,723,946

VARIABLE RATE NOTES (f)—4.0%
	Alabama—0.5%
4,450	Jefferson Cnty. Sewer Rev., 18.63%, 2/1/36, Ser. 352 (FGIC)(a)(c)(e)	Aaa/NR	5,089,954
1,400	Montgomery Special Care Facs. Financing Auth. Rev., 17.44%, 11/15/29, Ser. 435 (MBIA)(a)(c)(e)	Aaa/NR	1,486,100
			6,576,054

12 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Colorado—0.2%
$2,250	Denver City & Cnty. Airport Rev., 17.44%, 11/15/25, Ser. 425 (FSA)(a)(c)(e)	Aaa/NR	$2,387,813
	Florida—0.4%
2,830	Highlands Cnty. Health Facs. Auth. Rev., Adventist Health System, 5.00%, 11/15/31, Ser. C	A1/A+	2,731,431
1,782	Orange Cnty. School Board, CP, 17.45%, 8/1/24, Ser. 328 (MBIA)(a)(c)(e)	Aaa/NR	2,166,021
			4,897,452
	Illinois—0.6%
	Chicago, GO (a)(c)(e),
1,780	18.07%, 1/1/28, Ser. 332 (MBIA)	Aaa/NR	2,126,121
2,200	19.94%, 1/1/40, Ser. 426 (FGIC)	Aa3/NR	2,573,010
1,288	Cook Cnty., GO, 15.65%, 11/15/28, Ser. 403 (FGIC)(a)(c)(e)	Aa2/NR	1,364,636
2,000	State, GO, 18.70%, 4/1/27, Ser. 783 (FSA)(a)(c)(e)	Aaa/NR	2,370,400
			8,434,167
	Massachusetts—1.0%
1,400	Boston Water & Sewer Community Rev.,
	15.68%, 11/1/28, Ser. 434 (FGIC)(a)(c)(e)	Aa2/NR	1,450,750
2,200	State, GO, 18.74%, 11/1/30, Ser. 785 (FGIC-TRS)(a)(c)(e)	Aa2/NR	3,134,120
	State Turnpike Auth. Rev. (MBIA)(a)(c)(e),
7,366	0.12%, 1/1/37, Ser. 334	Aaa/NR	7,437,082
3,000	0.12%, 1/1/37, Ser. 489	NR/AAA	3,028,950
			15,050,902
	Nevada—0.0%
325	State, GO, 15.60%, 5/15/28, Ser. 344 (FGIC)(a)(c)(e)	Aa1/NR	330,168
	Ohio—0.1%
1,580	Hamilton Cnty. Sales Tax Rev., 17.44%, 12/1/27, Ser. 356 (MBIA)(a)(c)(e)	Aaa/NR	1,659,000
	Pennsylvania—0.3%
	Philadelphia School Dist., GO (MBIA)(a)(c)(e)
1,670	16.20%, 4/1/27, Ser. 345	Aaa/NR	1,872,738
2,677	16.20%, 4/1/27, Ser. 496	NR/AAA	3,001,988
			4,874,726
	Texas—0.7%
2,460	Denton Utility System Rev., 18.07%, 12/1/29, Ser. 428 (MBIA)(a)(c)(e)	Aaa/NR	2,662,335
1,100	Houston Airport System Rev., 0.12%, 7/1/25, Ser. 404 (FGIC)(a)(c)(e)	A1/NR	1,100,880
	Houston Water & Sewer System Rev. (a)(c)(e),
2,200	17.44%, 12/1/28, Ser. 427 (FSA)	Aaa/NR	2,662,770
3,070	18.70%, 12/1/30, Ser. 495 (FGIC)	NR/NR	4,110,423
			10,536,408
	Washington—0.2%
2,275	Central Puget Sound Regional Transit Auth. Sales Tax & Motor Rev., 11.98%, 2/1/28, Ser. 360 (FGIC)(a)(c)(e)	Aa2/NR	2,285,738
	Total Variable Rate Notes (cost—$49,478,598)		57,032,428

5.31.08 | PIMCO Municipal Income Funds II Annual Report 13

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Value
U.S. TREASURY BILLS (g)—0.0%
$175	1.42%, 6/12/08 (cost—$174,923)	$174,923

	Total Investments (cost—$1,391,731,888)—100.0%	$1,442,931,297

14 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
CALIFORNIA MUNICIPAL BONDS & NOTES—95.5%
$2,000	ABC Unified School Dist., GO, zero coupon, 8/1/23, Ser. B (FGIC)	A1/A+	$918,500
1,000	Alpine Union School Dist., GO, zero coupon, 8/1/24, Ser. B (FSA)	Aaa/AAA	494,970
8,115	Anaheim City School Dist., GO, 5.00%, 8/1/26, (Pre-refunded @ $101, 8/1/11) (FGIC) (b)	Baa3/A	8,771,260
	Assoc. of Bay Area Gov’t Finance Auth. Rev., Odd Fellows Home,
5,300	5.20%, 11/15/22	NR/A+	5,432,871
26,000	5.35%, 11/15/32	NR/A+	26,440,960
23,000	Bakersfield, CP, zero coupon, 4/15/21	NR/AAA	12,652,990
2,000	Bay Area Gov’t Assoc., Lease Rev., 5.00%, 7/1/32, Ser. 2002-1, (AMBAC)	Aaa/AAA	2,030,260
1,945	Windmere Ranch Dist., Special Assessment,
	6.30%, 9/2/25, (Pre-refunded @ $102, 9/2/11) (b)	NR/AAA	2,205,163
1,085	Capistrano Unified School Dist.,
	Special Tax, 5.70%, 9/1/20, (Pre-refunded @ $102, 9/1/09) (b)	NR/NR	1,154,147
2,300	Ceres Unified School Dist., GO, zero coupon, 8/1/27 (FGIC)	Baa3/A	762,611
1,160	Chula Vista Dist., Special Tax,
	6.05%, 9/1/25, (Pre-refunded @ $102, 9/1/10) (b)	NR/NR	1,276,499
2,500	6.10%, 9/1/32, (Pre-refunded @ $102, 9/1/10) (b)	Aa1/NR	2,753,800
	Eastlake Woods,
1,825	6.15%, 9/1/26	NR/NR	1,831,351
4,380	6.20%, 9/1/33	NR/NR	4,381,402
2,980	Otay Ranch Villiage, 5.125%, 9/1/36	NR/NR	2,534,162
	Clovis Unified School Dist., GO, Ser. B (FGIC)
2,000	zero coupon, 8/1/23	Baa3/AA	911,740
3,535	zero coupon, 8/1/25	Baa3/AA	1,428,741
2,500	zero coupon, 8/1/27	Baa3/AA	892,375
1,410	Community College Financing Auth. Lease Rev.,
	5.00%, 8/1/27, Ser. A (AMBAC)	Aaa/AAA	1,445,969
10,000	Coronado Community Dev. Agcy.,
	Tax Allocation, 4.875%, 9/1/35 (AMBAC) (h)	NR/NR	9,741,800
	Corona-Norco Unified School Dist. Public Financing Auth., Special Tax,
1,110	5.10%, 9/1/25 (AMBAC)	Aaa/AAA	1,131,512
210	5.55%, 9/1/15, Ser. A	NR/NR	205,819
305	5.65%, 9/1/16, Ser. A	NR/NR	299,659
160	5.75%, 9/1/17, Ser. A	NR/NR	157,398
530	6.00%, 9/1/20, Ser. A	NR/NR	523,174
1,000	6.00%, 9/1/25, Ser. A	NR/NR	981,690
4,150	6.10%, 9/1/32, Ser. A	NR/NR	4,017,034
3,000	Dinuba Financing Auth. Lease Rev., 5.10%, 8/1/32 (MBIA)	Aaa/AAA	3,126,810
3,475	Educational Facs. Auth. Rev., Loyola Marymount Univ., zero coupon, 10/1/34 (MBIA)	Aaa/NR	867,847
2,000	Educational Facs. Auth. Rev., Woodbury Univ., 5.00%, 1/1/36	Baa3/BBB-	1,761,140
	Empire Union School Dist., Special Tax (AMBAC),
1,560	zero coupon, 10/1/30	Aaa/AAA	465,598
1,265	zero coupon, 10/1/32	Aaa/AAA	336,389
1,000	Escondido Union School Dist., GO, zero coupon, 8/1/27 (FSA)	Aaa/AAA	377,510
2,440	Eureka Union School Dist., GO, zero coupon, 8/1/27 (FSA)	Aaa/AAA	921,124

5.31.08 | PIMCO Municipal Income Funds II Annual Report 15

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Foothill Eastern Corridor Agcy. Toll Road Rev.,
$7,100	zero coupon, 1/1/25, Ser. A	Aaa/AAA	$3,260,817
3,270	zero coupon, 1/1/26, Ser. A	Aaa/AAA	1,425,589
1,500	zero coupon, 1/15/27 (MBIA-IBC)	Aaa/AAA	1,488,045
3,780	zero coupon, 1/1/28, Ser. A	Aaa/AAA	1,468,190
17,860	zero coupon, 1/1/30, Ser. A	Aaa/AAA	6,115,085
400	Franklin-McKinley School Dist., GO, 5.00%, 8/1/27, Ser. B, (Pre-refunded @ $100, 8/1/13) (FSA) (b)	Aaa/AAA	438,956
1,440	Fremont Community Dist., Special Tax, 5.30%, 9/1/30	NR/NR	1,279,814
	Golden State Tobacco Securitization Corp. Rev.,
2,000	zero coupon, 6/1/37, Ser. A-2	Baa3/BBB	1,193,620
8,000	5.00%, 6/1/33, Ser. A-1	Baa3/BBB	6,646,640
10,000	5.00%, 6/1/35, Ser. A (FGIC) (h)	A2/A	9,811,100
45,000	5.00%, 6/1/38, Ser. A (FGIC) (h)	A2/A	43,840,350
12,485	5.00%, 6/1/45 (AMBAC-TCRS) (h)	Aaa/AAA	12,017,187
6,000	5.00%, 6/1/45, Ser. A (FGIC-TCRS) (h)	A2/AAA	5,590,320
10,915	6.25%, 6/1/33, Ser. A-1	Aaa/AAA	11,853,363
36,200	6.75%, 6/1/39, Ser. A-1, (Pre-refunded @ $100, 6/1/13) (b)	Aaa/AAA	41,634,706
	Health Facs. Finance Auth. Rev.,
4,000	Adventist Health System, 5.00%, 3/1/33	NR/A	3,835,320
	Catholic Healthcare West (b),
495	5.00%, 7/1/28, (Partially Pre-refunded @ $101, 7/1/08)	A2/A	479,734
70	5.00%, 7/1/28, (Pre-refunded @ $101, 7/1/08)	A2/A	70,870
2,115	Hope Rehabilitation, 5.375%, 11/1/20 (CA Mtg. Ins.)	NR/A+	2,195,539
	Paradise VY Estates (CA Mtg. Ins.),
5,500	5.125%, 1/1/22	NR/A+	5,613,190
3,875	5.25%, 1/1/26	NR/A+	3,939,364
1,750	Huntington Beach Community Facs. Dist., Special Tax, 6.30%, 9/1/32	NR/NR	1,730,925
200	Infrastructure & Economic Dev. Bank Rev., Bay Area Toll Bridges, 5.00%, 7/1/36, (Pre-refunded @ $100, 1/1/28) (AMBAC) (b)	Aaa/AAA	215,632
7,000	Irvine Improvement Board Act 1915, Special Assessment, 5.70%, 9/2/26	NR/NR	7,009,730
1,000	Irvine Unified School Dist., Special Tax, 5.125%, 9/1/36, Ser. A	NR/NR	895,240
1,900	Jurupa Unified School Dist., GO, zero coupon, 5/1/27 (FGIC)	Baa3/A	653,391
2,450	Kings Canyon JT Unified School Dist., GO, zero coupon, 8/1/27 (FGIC)	Baa3/A	890,992
5,300	Livermore-Amador Valley Water Management Agcy. Rev., 5.00%, 8/1/31, Ser. A (AMBAC)	Aaa/AAA	5,353,583
	Los Angeles, CP, (MBIA)
9,895	5.00%, 2/1/27	Aaa/AAA	10,146,828
2,685	5.00%, 10/1/27, Ser. AU	Aaa/AAA	2,759,374
	Los Angeles Department of Water & Power Rev., Ser. A (h),
15,000	4.75%, 7/1/30, (FSA)	Aaa/AAA	14,999,400
30,000	5.00%, 7/1/35, (FSA)	Aaa/AAA	30,625,800
16,950	5.125%, 7/1/41, (FGIC-TCRS)	Aa3/AA	17,090,685

16 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$7,200	Los Angeles Wastewater System Rev., 5.00%, 6/1/30, Ser. A (FGIC)	Aa3/AA	$7,282,944
1,000	Manhattan Beach Unified School Dist., GO, zero coupon, 9/1/25 (FGIC)	Aa3/AA	409,220
	Manteca Redev. Agcy., Tax Allocation,
7,295	5.00%, 10/1/32 (FSA)	Aaa/AAA	7,449,070
10,000	5.00%, 10/1/36 (AMBAC) (h)	Aaa/AAA	10,084,700
	Manteca Unified School Dist., Special Tax (MBIA),
2,365	zero coupon, 9/1/25	Aaa/AAA	975,965
5,330	5.00%, 9/1/29, Ser. C	Aaa/AAA	5,402,754
4,000	Merced Cnty., CP, Juvenile Justice Correctional Fac., 5.00%, 6/1/32 (AMBAC)	Aaa/NR	4,041,760
	Modesto Elementary School Dist. Stanislaus Cnty., GO, Ser. A (FGIC),
2,615	zero coupon, 8/1/23	A1/A+	1,209,856
2,705	zero coupon, 8/1/24	A1/A+	1,180,110
2,000	zero coupon, 5/1/27	A1/A+	737,000
2,150	Modesto High School Dist. Stanislaus Cnty., GO, zero coupon, 8/1/26, Ser. A (FGIC)	A1/A+	817,021
55	Modesto Public Financing Auth. Lease Rev., 5.00%, 9/1/29 (AMBAC)	Aaa/AAA	55,265
2,385	Monrovia Financing Auth. Lease Rev., Hillside Wilderness Preserve, 5.125%, 12/1/31 (AMBAC)	Aaa/AAA	2,439,807
	Montebello Unified School Dist., GO,
1,500	zero coupon, 8/1/24 (FGIC)	Baa3/A	654,405
1,485	zero coupon, 8/1/24 (FSA)	Aaa/AAA	668,606
2,830	zero coupon, 8/1/25 (FGIC)	Baa3/A	1,163,102
2,775	zero coupon, 8/1/27 (FGIC)	Baa3/A	1,009,184
4,700	Moreno Valley Unified School Dist. Community Facs. Dist., Special Tax, 5.20%, 9/1/36	NR/NR	3,940,292
2,400	Morgan Hill Unified School Dist., GO, zero coupon, 8/1/23 (FGIC)	Baa3/AAA	1,186,800
1,500	Mountain View-Whisman School Dist., GO, 5.00%, 6/1/27, Ser. D, (Pre-refunded @ $101, 6/1/12) (MBIA) (b)	Aaa/AAA	1,636,050
3,245	Newark Unified School Dist., GO, zero coupon, 8/1/26, Ser. D (FSA)	Aaa/AAA	1,300,369
19,805	Oakland, GO, 5.00%, 1/15/32, Ser. A (FGIC) (h)	A1/A+	20,032,163
	Oakland Redev. Agcy., Tax Allocation, (Pre-refunded @ $100, 3/1/13) (b),	NR/A	1,532,700
1,395	5.25%, 9/1/27
2,185	5.25%, 9/1/33	NR/A	2,405,751
1,000	Orange Cnty. Community Facs. Dist., No. 01-1-Ladera Ranch, Special Tax,, 6.00%, 8/15/25, Ser. A, (Pre-refunded @ $101, 8/15/10) (b)	NR/AAA	1,090,570
9,500	Orange Cnty. Sanitation Dist. Rev., CP, 5.25%, 2/1/30, (Pre-refunded @ $100, 8/1/13) (FGIC) (b)	Aa3/AAA	10,538,065

5.31.08 | PIMCO Municipal Income Funds II Annual Report 17

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Palmdale Community Redev. Agcy., Tax Allocation (AMBAC),
$1,230	zero coupon, 12/1/30	Aaa/AAA	$367,807
1,230	zero coupon, 12/1/31	Aaa/AAA	346,995
1,225	zero coupon, 12/1/32	Aaa/AAA	326,683
1,750	Paramount Unified School Dist., GO, zero coupon, 9/1/23, Ser. B (FSA)	Aaa/AAA	830,550
	Perris Public Financing Auth. Rev., Tax Allocation, Ser. C,
780	5.375%, 10/1/20	NR/BBB+	799,461
1,800	5.625%, 10/1/31	NR/BBB+	1,830,942
10,000	Placentia-Yorba Linda Unified School Dist., CP, 5.00%, 10/1/35 (FGIC)(h)	A2/A	10,041,900
10,150	Placer Union High School Dist., GO, zero coupon, 8/1/33 (FSA)	Aaa/AAA	2,735,628
	Poway Unified School Dist., Special Tax, Community Facs. Dist. No. 6,
2,700	5.125%, 9/1/28	NR/BBB	2,545,614
2,300	5.125%, 9/1/28, Area B	NR/NR	2,038,651
1,500	5.50%, 9/1/25	NR/BBB	1,506,480
3,000	5.60%, 9/1/33	NR/BBB	2,979,660
1,000	6.05%, 9/1/25, Area A	NR/NR	1,013,360
5,500	6.125%, 9/1/33, Area A	NR/NR	5,559,620
	Community Facs. Dist. No. 10,
1,000	5.65%, 9/1/25	NR/NR	975,180
2,200	5.70%, 9/1/32	NR/NR	2,129,644
2,000	Rancho Cucamonga Community Facs. Dist., Special Tax, 6.375%, 9/1/31, Ser. A	NR/NR	2,015,600
1,500	Richmond Wastewater Rev., zero coupon, 8/1/30 (FGIC)	Baa3/A+	481,965
3,510	Riverside, CP, 5.00%, 9/1/33 (AMBAC)	Aaa/AAA	3,538,712
	Riverside Unified School Dist. Community Facs. Dist. No. 15, Special Tax, Ser. A,
1,000	5.15%, 9/1/25	NR/NR	898,450
1,000	5.25%, 9/1/30	NR/NR	880,600
1,000	5.25%, 9/1/35	NR/NR	863,990
	Rocklin Unified School Dist., GO (FGIC),
5,000	zero coupon, 8/1/24	A1/A+	2,147,250
4,000	zero coupon, 8/1/25	A1/A+	1,616,680
4,000	zero coupon, 8/1/26	A1/A+	1,520,040
4,500	zero coupon, 8/1/27	A1/A+	1,606,275
	Roseville Redev. Agcy., Tax Allocation (MBIA),
3,730	5.00%, 9/1/27, Ser. B	Aaa/AAA	3,840,669
3,365	5.00%, 9/1/32	Aaa/AAA	3,389,867
2,075	5.00%, 9/1/33	Aaa/AAA	2,089,214
	Sacramento City Financing Auth. Rev., 5.00%, 12/1/32, Ser. A,
4,500	(Pre-refunded @ $100, 12/1/12) (FSA)(b)	Aaa/AAA	4,901,220
4,475	North Natomas CFD No. 2, 6.25%, 9/1/23, Ser. A	NR/NR	4,402,013
8,990	Sacramento Cnty. Airport System Rev., 5.00%, 7/1/32, Ser. A,
	(Pre-refunded @ $100, 7/1/12) (FSA)(b)	Aaa/AAA	9,739,316

18 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$14,350	Sacramento Cnty. Sanitation Dist. Rev., 5.00%, 12/1/35,
	(Pre-refunded @ $100, 12/1/14) (AMBAC)(b)(h)	Aaa/AAA	$15,951,030
	San Diego Cnty. Water Auth., CP, Ser. A (MBIA),
8,285	5.00%, 5/1/28	Aaa/AAA	8,432,390
8,000	5.00%, 5/1/29	Aaa/AAA	8,124,800
	San Diego Community Facs. Dist. No. 3, Special Tax, Ser. A (a),
1,200	5.60%, 9/1/21	NR/NR	1,192,128
800	5.70%, 9/1/26	NR/NR	753,248
2,300	5.75%, 9/1/36	NR/NR	2,116,782
1,000	San Diego Public Facs. Financing Auth. Lease Rev., 5.00%, 5/15/29, Ser. A (FGIC)	A3/A+	1,014,710
1,500	Fire & Life Safety Facs., 5.00%, 4/1/32 (MBIA)	Aaa/AAA	1,408,530
14,000	San Diego Public Facs. Financing Auth. Water Rev., 5.00%, 8/1/32 (MBIA)	Aaa/AAA	14,019,880
7,775	San Diego Unified School Dist., GO, 5.00%, 7/1/27, Ser. D (FGIC)(h)	Aa2/AA	8,277,420
	San Francisco City & Cnty. Airports Commission Rev. (MBIA),
5,585	4.50%, 5/1/28, Ser. 2	Aaa/AAA	5,343,840
11,585	5.00%, 5/1/32	Aaa/AAA	11,600,756
8,715	5.00%, 5/1/32, Ser 28B, (Pre-refunded @ $100, 5/1/12) (b)	Aaa/AAA	9,413,159
10,405	San Joaquin Hills Transportation Corridor Agcy. Toll Road Rev., zero coupon, 1/1/25	Aaa/AAA	4,778,704
	San Jose, Libraries & Parks, GO,
14,970	5.00%, 9/1/32 (MBIA)(h)	Aaa/AAA	15,272,394
10,190	5.125%, 9/1/31	Aa1/AAA	10,410,206
9,150	San Jose Unified School Dist. Santa Clara Cnty., GO, 5.00%, 8/1/27, Ser. A (FSA)(h)	Aaa/AAA	9,496,877
	San Juan Unified School Dist., GO (FSA),
1,770	zero coupon, 8/1/23	Aaa/AAA	856,043
6,105	zero coupon, 8/1/26	Aaa/AAA	2,490,168
2,300	San Mateo Union High School Dist., GO, zero coupon, 9/1/20 (FGIC)	Aa3/AA-	1,271,624
1,730	San Rafael City High School Dist., GO, 5.00%, 8/1/27, Ser. B (FSA)	Aaa/AAA	1,782,869
3,280	San Rafael Elementary School Dist., GO, 5.00%, 8/1/27, Ser. B (FSA)	Aaa/AAA	3,380,237
	Santa Clara Unified School Dist., GO (MBIA),
2,755	5.00%, 7/1/25	Aaa/AAA	2,832,526
3,040	5.00%, 7/1/27	Aaa/AAA	3,119,800
1,260	Santa Cruz Cnty., CP, 5.25%, 8/1/32	A3/NR	1,295,242
	Santa Margarita Water Dist., Special Tax,
2,000	6.00%, 9/1/30, (Pre-refunded @ $100, 9/1/13) (b)	NR/NR	2,283,700
2,185	6.25%, 9/1/29	NR/NR	2,197,433
815	6.25%, 9/1/29, (Pre-refunded @ $102, 9/1/09) (b)	NR/NR	872,409
2,000	Santa Monica Community College Dist., GO, zero coupon, 8/1/26, Ser. C (MBIA)	Aaa/AAA	766,780

5.31.08 | PIMCO Municipal Income Funds II Annual Report 19

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Saugus Hart School Facs. Financing Auth. Community Facs. Dist., Special Tax,
$1,140	6.10%, 9/1/32	NR/NR	$1,103,474
2,195	6.125%, 9/1/33	NR/NR	2,109,307
1,000	Shasta Union High School Dist., GO, zero coupon, 8/1/24 (FGIC)	Baa3/A+	432,850
2,745	South Tahoe JT Powers Parking Financing Auth. Rev., 7.00%, 12/1/27, Ser. A	NR/NR	2,524,220
1,800	Southern Mono Health Care Dist., GO, zero coupon, 8/1/26 (MBIA) State, GO,	Aaa/AAA	696,222
400	5.00%, 6/1/37	A1/A+	399,996
14,400	5.00%, 11/1/37, Ser. 2670 (h)	A1/A+	14,399,280
5,400	5.00%, 12/1/37	A1/A+	5,399,946
	Statewide Community Dev. Auth.,
1,600	Baptist Univ. Rev., 5.50%, 11/1/38, Ser. A	NR/NR	1,447,472
3,555	Bentley School Rev., 6.75%, 7/1/32 (a)(i)	NR/NR	3,701,608
	Catholic Healthcare West Rev.,
1,800	5.50%, 7/1/31, Ser. D	A2/A	1,826,892
1,800	5.50%, 7/1/31, Ser. E	A2/A	1,826,892
1,250	Huntington Park Chapter School Rev., 5.25%, 7/1/42, Ser. A	NR/NR	1,048,575
9,700	Jewish Home Rev., 5.50%, 11/15/33 (CA St. Mtg.)	NR/A+	9,942,403
2,770	Kaiser Permanente Rev., 5.50%, 11/1/32, Ser. A	NR/A+	2,808,752
3,000	Live Oak School Rev., 6.75%, 10/1/30	NR/NR	3,033,150
500	Peninsula Project Rev., 5.00%, 11/1/29	NR/NR	432,575
1,170	Wildwood Elementary School, CP, 6.10%, 11/1/15 (a)(i)	NR/NR	1,174,879
1,365	Windrush School Rev., 5.50%, 7/1/37	NR/NR	1,206,974
	Statewide Financing Auth. Tobacco Settlement Rev.,
1,625	5.625%, 5/1/29	Baa3/NR	1,534,390
20,000	6.00%, 5/1/37, Ser. B	Baa3/NR	18,925,800
	Tobacco Securitization Agcy. Rev.,
4,500	Alameda Cnty., 6.00%, 6/1/42	Baa3/NR	4,193,145
	Fresno Cnty.,
3,400	5.625%, 6/1/23	Baa3/BBB	3,396,362
10,000	6.00%, 6/1/35	Baa3/BBB	9,476,800
6,810	Gold Cnty., zero coupon, 6/1/33	NR/BBB	1,143,535
1,800	Stanislaus Funding, 5.875%, 6/1/43, Ser. A	Baa3/NR	1,645,362
8,000	Tobacco Securitization Auth. of Southern California Rev.,
	5.00%, 6/1/37, Ser. A-1	Baa3/BBB	6,400,400
995	Tracy Community Facs. Dist., Special Tax, South Macarthur Area, 6.00%, 9/1/27	NR/NR	982,821
	Univ. Rev. (h),
5,500	4.75%, 5/15/35, Ser. 1119 (FSA)	Aaa/AAA	5,499,835
5,000	4.75%, 5/15/35, Ser. G (FGIC)	Aa1/AA	4,925,100
5,650	4.75%, 5/15/38, Ser. B	Aa2/AA-	5,578,697
10,000	5.00%, 9/1/27, Ser. O, (Pre-refunded @ $101, 9/1/10) (FGIC)(b)	Aa2/AA	10,692,700
10,000	Ventura Cnty., GO, 5.00%, 8/1/27 (MBIA)(h)	Aaa/AAA	10,367,000

20 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$1,555	Ventura Unified School Dist., GO, 5.00%, 8/1/32, Ser. F (FSA)	Aaa/AAA	$1,592,382
	Victor Elementary School Dist., GO, Ser. A (FGIC)
1,125	zero coupon, 8/1/24	A2/A	475,594
2,410	zero coupon, 8/1/26	A2/A	899,798
1,000	Vista Unified School Dist., GO,
	zero coupon, 8/1/26, Ser. A (FSA)	Aaa/AAA	400,730
	West Contra Costa Unified School Dist., GO, Ser. A (MBIA),
2,740	5.00%, 8/1/26	Aaa/AAA	2,790,854
2,690	5.00%, 8/1/28	Aaa/AAA	2,728,817
1,890	5.00%, 8/1/31	Aaa/AAA	1,912,604
2,000	William S. Hart JT School Financing Auth. Rev., 5.625%, 9/1/34	NR/BBB+	1,958,200
2,110	Yuba City Unified School Dist., GO, zero coupon, 9/1/25 (FGIC)	A3/A	870,734
	Total California Municipal Bonds & Notes (cost—$818,772,158)		833,670,031
OTHER MUNICIPAL BONDS & NOTES—3.7%
	Iowa—1.6%
16,100	Tobacco Settlement Auth. of Iowa Rev., 5.60%, 6/1/34, Ser. B	Baa3/BBB	14,320,950
	New York—0.4%
3,025	State Dormitory Auth. Rev., Hospital Center, 6.25%, 8/15/15 (FHA)	Aa2/AAA	3,239,503
	Pennsylvania—0.4%
4,300	Allegheny Cnty. Hospital Dev. Auth. Rev., 5.375%, 11/15/40, Ser. A	Ba2/BB	3,633,801
	Puerto Rico—1.3%
2,200	Aqueduct & Sewer Auth. Rev., 6.00%, 7/1/38, Ser. A	Baa3/BBB-	2,317,172
	Electric Power Auth. Power Rev., Ser. NN,
1,580	5.125%, 7/1/29	A3/AAA	1,736,926
420	5.125%, 7/1/29, (Pre-refunded @ $100, 7/1/13) (b),	A3/BBB+	460,677
2,505	Public Building Auth. Rev., Gov’t Facs.,
	5.00%, 7/1/36, Ser. I (GTD)	Baa3/BBB-	2,417,024
	Sales Tax Financing Corp. Rev., Ser. A (AMBAC),
32,600	zero coupon, 8/1/47	Aaa/AAA	3,554,704
12,500	zero coupon, 8/1/54	Aaa/AAA	849,875
			11,336,378
	Total Other Municipal Bonds & Notes (cost—$35,277,582)		32,530,632
CALIFORNIA VARIABLE RATE NOTES (a)(c)(e)(f) —0.2%
1,500	Modesto Public Financing Auth. Lease Rev., 11.76%, 9/1/29, Ser. 354 (AMBAC) (cost—$1,480,729)	Aaa/NR	1,554,225
OTHER VARIABLE RATE NOTES (f)—0.6%
	Puerto Rico—0.6%
5,300	Public Finance Corp. Rev., 5.75%, 8/1/27, Ser. A (cost—$5,525,066)	Ba1/BBB-	5,376,161
	Total Investments (cost—$861,055,535) —100.0%		$873,131,049

5.31.08 | PIMCO Municipal Income Funds II Annual Report 21

PIMCO New York Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
NEW YORK MUNICIPAL BONDS & NOTES—88.1%
	Buffalo Municipal Water Finance Auth., Water System Rev., Ser. B, (Pre-refunded @ $100, 7/1/12) (FSA)(b),
$250	5.00%, 7/1/27	Aaa/AAA	$270,335
1,000	5.125%, 7/1/32	Aaa/AAA	1,086,120
2,400	Erie Cnty. Industrial Dev. Agcy., Orchard Park Rev., 6.00%, 11/15/36	NR/NR	2,176,368
10,000	Erie Cnty. Tobacco Asset Securitization Corp. Rev., 6.50%, 7/15/32, (Pre-refunded @ $101, 7/15/10) (b)	NR/AAA	10,913,200
	Liberty Dev. Corp. Rev.,
2,500	5.25%, 10/1/35 (h)	Aa3/AA-	2,584,800
1,700	5.50%, 10/1/37	Aa3/AA-	1,818,983
	Metropolitan Transportation Auth. Rev.,
1,850	5.00%, 11/15/30, Ser. A (FSA)	Aaa/AAA	1,880,155
10,000	5.25%, 11/15/31, Ser. E	A2/A	10,190,000
7,000	5.35%, 7/1/31, Ser. B	A1/AAA	7,174,510
3,570	Mortgage Agcy. Rev., 4.75%, 10/1/27, Ser. 128	Aa1/NR	3,341,627
2,400	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	2,428,896
4,000	New York City, GO, 5.00%, 3/1/33, Ser. I	Aa3/AA	4,048,480
	New York City Health & Hospital Corp. Rev., Ser. A,
1,100	5.375%, 2/15/26	A1/A	1,108,888
2,000	5.45%, 2/15/26	A1/A	2,025,840
	New York City Industrial Dev. Agcy. Rev.,
975	Eger Harbor, 4.95%, 11/20/32 (GNMA)	NR/AA+	954,671
1,415	Liberty Interactive Corp., 5.00%, 9/1/35	Baa3/BB	1,243,304
1,205	Staten Island Univ. Hospital, 6.45%, 7/1/32	B2/NR	1,186,118
1,500	United Jewish Appeal Fed., 5.00%, 7/1/27	Aa1/NR	1,544,250
	Yankee Stadium,
5,000	5.00%, 3/1/31 (FGIC)	Baa3/BBB-	4,986,150
2,400	5.00%, 3/1/36 (MBIA)	Aaa/AAA	2,443,632
	New York City Municipal Water Finance Auth., Water & Sewer System Rev. (h),
7,500	4.50%, 6/15/33, Ser. C	Aa2/AA+	7,248,375
5,000	5.00%, 6/15/32, Ser. A	Aa2/AA+	5,054,500
15,000	5.125%, 6/15/34, Ser. A	Aa2/AA+	15,297,600
10,000	New York City Transitional Finance Auth. Rev., 5.00%, 11/1/27, Ser. B	Aa1/AAA	10,233,600
7,785	New York City Trust for Cultural Res. Rev., 5.00%, 2/1/34 (FGIC)	Aa3/AA-	7,926,453
3,600	Port Auth. of New York & New Jersey Rev., 5.00%, 4/15/32, Ser. 125 (FSA)	Aaa/AAA	3,695,400
	State Dormitory Auth. Rev.,
80	5.25%, 9/1/28, (Pre-refunded @ $102, 9/1/09) (Radian)(b)	Aa3/AA	84,609
1,320	5.25%, 9/1/28 (Radian)	Aa3/AA	1,302,088
7,490	5.50%, 5/15/31, Ser. A (AMBAC)	Aaa/AAA	8,393,444
2,600	Catholic Health of Long Island, 5.10%, 7/1/34	Baa1/BBB	2,426,112
2,000	Kaleida Health Hospital, 5.05%, 2/15/25 (FHA)	NR/AAA	2,004,760
5,300	Lenox Hill Hospital, 5.50%, 7/1/30	Ba2/NR	5,033,675

22 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO New York Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$1,000	New York Univ. Hospital, 5.625%, 7/1/37, Ser. B	Ba2/BB	$964,620
5,850	North General Hospital, 5.00%, 2/15/25	NR/AA-	5,940,031
5,000	Rochester General Hospital, 5.00%, 12/1/35 (Radian)	Aa3/AA	4,708,400
4,270	Teachers College, 5.00%, 7/1/32 (MBIA)	Aaa/NR	4,359,670
2,000	Yeshiva Univ., 5.125%, 7/1/34 (AMBAC)	Aaa/NR	2,070,020
2,000	State Environmental Facs. Corp., State Clean Water & Drinking Rev., 5.125%, 6/15/31	Aaa/AAA	2,074,660
	Tobacco Settlement Asset Backed, Inc. Rev., Ser. 1,
25,000	5.00%, 6/1/34	NR/BBB	22,211,000
25,000	5.75%, 7/15/32, (Pre-refunded @ $100, 7/15/12) (b)	Aaa/AAA	27,671,750
10,000	6.375%, 7/15/39, (Pre-refunded @ $101, 7/15/09) (b)	Aaa/AAA	10,563,400
	Triborough Bridge & Tunnel Auth. Rev. (FGIC-TCRS),
710	5.00%, 1/1/32	Aa2/AA-	719,706
3,990	5.00%, 1/1/32, (Pre-refunded @ $100, 1/1/12) (b)	Aa2/AAA	4,276,721
1,815	Ulster Cnty. Industrial Dev. Agcy. Rev., 6.00%, 9/15/37, Ser. A	NR/NR	1,696,626
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital, 5.00%, 12/1/35, Ser. A (FSA)	Aaa/AAA	2,032,600
750	Westchester Cnty. Industrial Dev. Agcy. Continuing Care Retirement Rev., Kendal on Hudson, 6.50%, 1/1/34, (Pre-refunded @ $100, 1/1/13) (b)	NR/NR	857,970
	Total New York Municipal Bonds & Notes (cost—$217,685,267)		222,254,117

OTHER MUNICIPAL BONDS & NOTES—8.2%
	California—3.2%
	Alameda Unified School Dist., Alameda Cnty., GO, Ser. A (FSA),
3,500	zero coupon, 8/1/24	Aaa/AAA	1,575,840
3,000	zero coupon, 8/1/25	Aaa/AAA	1,274,910
3,130	Covina Valley Unified School Dist., GO, zero coupon, 6/1/25, Ser. B (FGIC)	Baa3/A+	1,297,542
5,000	Tobacco Securitization Agcy. Rev., Los Angeles Cnty., zero coupon, 6/1/28	Baa3/NR	3,865,200
			8,013,492
	Colorado—0.0%
210	Dawson Ridge Dist. No. 1, GO, zero coupon, 10/1/22, Ser. A	Aaa/NR	109,009
	Puerto Rico—5.0%
4,600	Aqueduct & Sewer Auth. Rev., 6.00%, 7/1/38, Ser. A	Baa3/BBB-	4,844,996
5,675	Children’s Trust Fund Tobacco Settlement Rev., 5.625%, 5/15/43	Baa3/BBB	5,317,986
	Electric Power Auth. Power Rev., Ser. NN, (Pre-refunded @ $100, 7/1/13) (b),
590	5.125%, 7/1/29	A3/AAA	648,599
160	5.125%, 7/1/29	A3/BBB+	175,496
	Sales Tax Financing Corp. Rev., Ser. A,
14,250	zero coupon, 8/1/54 (AMBAC)	Aaa/AAA	968,857
12,900	zero coupon, 8/1/56	A1/A+	738,009
			12,693,943
	Total Other Municipal Bonds & Notes (cost—$21,668,180)		20,816,444

5.31.08 | PIMCO Municipal Income Funds II Annual Report 23

PIMCO New York Municipal Income Fund II Schedule of Investments
May 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
NEW YORK VARIABLE RATE NOTES (a)(c)(f)—2.9%
$5,595	Long Island Power Auth. Electric System Rev., 18.77%, 12/1/26, Ser. 339 (MBIA-IBC)	Aaa/NR	$5,874,750
1,300	State Urban Dev. Corp. Rev., 17.807%, 3/15/35	NR/AAA	1,453,335

	Total New York Variable Rate Notes (cost—$7,009,901)		7,328,085

OTHER VARIABLE RATE NOTES (f)—0.8%
	Puerto Rico—0.8%
1,900	Public Finance Corp. Rev., 5.75%, 8/1/27, Ser. A (cost—$1,980,684)	Ba1/BBB-	1,927,303

U.S. TREASURY BILL (g) —0.0%
45	1.42%, 6/12/08 (cost—$44,980)		44,980
	Total Investments (cost—$248,389,012) —100.0%		$252,370,929

24 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO Municipal Income Funds II Schedule of Investments
May 31, 2008

Notes to Schedule of Investments:
*	Unaudited
(a)

Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $55,175,286, representing 3.82% of total investments in Municipal Income II. Securities with an aggregate value of $10,492,870, representing 1.20% of total investments in California Municipal Income II. Securities with an aggregate value of $7,328,085, representing 2.90% of total investments in New York Municipal Income II.

(b)

Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

(c)

144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	When-issued. To be issued after May 31, 2008.
(e)	Inverse Floater—The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index.
(f)

Variable Rate Notes—Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on May 31, 2008.

(g)	All or partial amount segregated as collateral for futures contracts.
(h)

Residual Interest Bonds held in Trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Funds acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(i)	Illiquid security.

Glossary:

AMBAC — insured by American Municipal Bond Assurance Corp.

CA Mtg. Ins. — insured by California Mortgage Insurance

CA St. Mtg. — insured by California State Mortgage

CP — Certificates of Participation

FGIC — insured by Financial Guaranty Insurance Co.

FHA — insured by Federal Housing Administration

FSA — insured by Financial Security Assurance, Inc.

GNMA — insured by Government National Mortgage Association

GO — General Obligation Bond

GTD — Guaranteed

IBC — Insurance Bond Certificate

MBIA — insured by Municipal Bond Investors Assurance

NR — Not Rated

PSF — Public School Fund

Q-SBLF — Qualified School Bond Loan Fund

Radian — insured by Radian Guaranty, Inc.

TCRS — Temporary Custodian Receipts

See accompanying Notes to Financial Statements | 5.31.08 | PIMCO Municipal Income Funds II Annual Report 25

PIMCO Municipal Income Funds II Statements of Assets and Liabilities
May 31, 2008

	Municipal II	California Municipal II	New York Municipal II
Assets:
Investments, at value (cost—$1,391,731,888, $861,055,535 and $249,389,012, respectively)	$1,442,931,297	$873,131,049	$252,370,929
Cash	20,388,292	10,433,522	—
Interest receivable	20,840,512	13,231,273	4,549,668
Deposits with brokers for futures contracts collateral	12,085,100	5,940,000	2,220,200
Receivable for investments sold	730,000	1,150,452	15,000
Prepaid expenses and other assets	1,909,568	92,422	202,932
Total Assets	1,498,884,769	903,978,718	259,358,729

Liabilities:
Payable to custodian for cash overdraft	—	—	50,913
Payable for floating rate notes	158,844,200	226,666,203	22,750,002
Payable for investments purchased	7,400,000	—	—
Dividends payable to common and preferred shareholders	3,978,974	2,219,624	728,323
Interest payable	1,250,110	3,225,365	253,620
Payable for variation margin on futures contracts	1,809,883	984,634	288,117
Investment management fees payable	615,300	311,137	109,344
Accrued expenses and other payables	246,679	802,406	78,266
Total Liabilities	174,145,146	234,209,369	24,258,585
Preferred shares ($0.00001 par value and $25,000 net asset and liquidation value per share applicable to an aggregate of 20,200, 10,400 and 3,600 shares issued and outstanding, respectively)	505,000,000	260,000,000	90,000,000
Net Assets Applicable to Common Shareholders	$819,739,623	$409,769,349	$145,100,144

Composition of Net Assets Applicable to
Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$591	$307	$106
Paid-in-capital in excess of par	841,166,181	434,908,009	150,651,291
Undistributed (dividends in excess of) net investment income	2,155,462	(2,219,623)	(621,423)
Accumulated net realized loss on investments	(81,385,803)	(39,517,161)	(10,266,711)
Net unrealized appreciation of investments and futures contracts	57,803,192	16,597,817	5,336,881
Net Assets Applicable to Common Shareholders	$819,739,623	$409,769,349	$145,100,144
Common Shares Outstanding	59,148,486	30,720,927	10,613,890
Net Asset Value Per Common Share	$13.86	$13.34	$13.67

26 PIMCO Municipal Income Funds II Annual Report | 5.31.08 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II Statements of Operations
For the year ended May 31, 2008

	Municipal II	California Municipal II	New York Municipal II
Investment Income:
Interest	$80,469,524	$46,080,654	$14,430,909
Miscellaneous income	27,613	—	—
Total Investment Income	80,497,137	46,080,654	14,430,909

Expenses:
Investment management fees	8,748,406	4,444,269	1,547,473
Interest expense	4,102,668	8,700,878	1,205,120
Auction agent fees and commissions	1,293,522	667,886	247,420
Custodian and accounting agent fees	948,525	288,305	140,365
Shareholder communications	98,500	93,224	34,730
Audit and tax services	89,010	65,074	40,282
Trustees’ fees and expenses	79,378	45,606	20,738
New York Stock Exchange listing fees	45,773	23,793	20,612
Transfer agent fees	36,096	29,294	27,816
Insurance expense	23,588	12,445	4,853
Legal fees	21,918	16,786	9,484
Excise tax expense	11,056	—	—
Miscellaneous	9,826	10,730	10,010
Total expenses	15,508,266	14,398,290	3,308,903
Less: investment management fees waived	(1,401,281)	(711,915)	(247,868)
custody credits earned on cash balances	(33,371)	(44,871)	(20,437)
Net expenses	14,073,614	13,641,504	3,040,598

Net Investment Income	66,423,523	32,439,150	11,390,311

Realized and Change In Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	12,181,084	1,925,057	2,853,909
Futures contracts	(9,105,714)	(12,527,918)	(2,866,430)
Options written	2,328,821	1,179,971	448,804
Net change in unrealized appreciation/depreciation of:
Investments	(74,830,105)	(37,252,676)	(12,138,577)
Futures contracts	(3,628,553)	1,014,805	5,384
Net realized and change in unrealized loss on investments,
futures contracts and options written	(73,054,467)	(45,660,761)	(11,696,910)
Net Decrease in Net Assets Resulting from Investment Operations	(6,630,944)	(13,221,611)	(306,599)
Dividends on Preferred Shares from Net Investment Income	(17,559,291)	(8,660,050)	(3,073,529)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(24,190,235)	$(21,881,661)	$(3,380,128)

See accompanying Notes to Financial Statements | 5.31.08 | PIMCO Municipal Income Funds II Annual Report 27

PIMCO Municipal Income Funds II	Statements of Changes in Net Assets
Applicable to Common Shareholders

	Municipal II
	Year ended May 31,
	2008	2007
Investment Operations:
Net investment income	$66,423,523	$65,691,345
Net realized gain (loss) on investments, futures contracts and options written	5,404,191	87,615
Net change in unrealized appreciation/depreciation of investments and futures contracts	(78,458,658)	19,514,662
Net increase (decrease) in net assets resulting from investment operations	(6,630,944)	85,293,622
Dividends to Preferred Shareholders from Net investment income	(17,559,291)	(17,388,694)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(24,190,235)	67,904,928
Dividends to Common Shareholders from Net investment income	(46,046,478)	(47,920,349)
Capital Share Transactions:
Reinvestment of dividends	3,161,576	3,998,399
Total increase (decrease) in net assets applicable to common shareholders	(67,075,137)	23,982,978
Net Assets Applicable to Common Shareholders:
Beginning of year	886,814,760	862,831,782
End of year (including undistributed (dividends in excess of) net investment income of $2,155,462 and $(719,429); $(2,219,623) and $(1,935,976); $(621,423) and $(524,386); respectively)	$819,739,623	$886,814,760
Common Shares Issued in Reinvestment of Dividends	223,853	266,561

28 PIMCO Municipal Income Funds II Annual Report | 5.31.08 | See accompanying Notes to Financial Statements

	California Municipal II		New York Municipal II
	Year ended May 31,		Year ended May 31,
	2008	2007	2008	2007
Investment Operations:
Net investment income	$32,439,150	$33,005,824	$11,390,311	$11,516,932
Net realized gain (loss) on investments, futures contracts and options written	(9,422,890)	(931,161)	436,283	138,535
Net change in unrealized appreciation/depreciation of investments and futures contracts	(36,237,871)	11,319,352	(12,133,193)	1,022,067
Net increase (decrease) in net assets resulting from investment operations	(13,221,611)	43,394,015	(306,599)	12,677,534
Dividends to Preferred Shareholders from Net investment income	(8,660,050)	(8,273,822)	(3,073,529)	(2,954,143)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(21,881,661)	35,120,193	(3,380,128)	9,723,391
Dividends to Common Shareholders from Net investment income	(25,748,032)	(25,618,929)	(8,420,559)	(8,378,638)
Capital Share Transactions:
Reinvestment of dividends	2,114,952	2,403,958	682,941	784,927
Total increase (decrease) in net assets applicable to common shareholders	(45,514,741)	11,905,222	(11,117,746)	2,129,680
Net Assets Applicable to Common Shareholders:
Beginning of year	455,284,090	443,378,868	156,217,890	154,088,210
End of year (including undistributed (dividends in excess of) net investment income of $2,155,462 and $(719,429); $(2,219,623) and $(1,935,976); $(621,423) and $(524,386); respectively)	$409,769,349	$455,284,090	$145,100,144	$156,217,890
Common Shares Issued in Reinvestment of Dividends	150,398	158,649	48,516	52,337

See accompanying Notes to Financial Statements | 5.31.08 | PIMCO Municipal Income Funds II Annual Report 29

PIMCO California Municipal Income Fund II Statement of Cash Flows
For the year ended May 31, 2008
Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(48,647,139)
Proceeds from sales of long-term investments	69,361,678
Increase in deposits with brokers for futures contracts collateral	(5,940,000)
Interest received	33,214,924
Operating expenses paid	(4,981,317)
Net cash used for futures transactions	(10,617,091)
Net cash provided by options written	1,179,971
Net decrease in short-term investments	3,449,756
Net cash provided by operating activities	37,020,782

Cash Flows from Financing Activities:
Cash dividends paid (excluding reinvestment of $2,114,952)	(32,286,100)
Payments to retire floating rate notes	(12,700,000)
Cash receipts on issuance of floating rate notes	18,300,000
Net cash used for financing activities*	(26,686,100)

Net increase in cash	10,334,682
Cash at beginning of year	98,840
Cash at end of year	10,433,522

Reconciliation of Net Decrease in Net Assets Resulting from Investment Operations to Net Cash Provided by Operating Activities:
Net decrease in net assets resulting from investment operations	(13,221,611)
Increase in deposits with brokers for futures contracts collateral	(5,940,000)
Increase in receivable for investments sold	(827,397)
Decrease in interest receivable	104,024
Decrease in prepaid expenses and other assets	3,637
Increase in investment management fees payable	6,608
Increase in net payable for variation margin on futures contracts	896,022
Decrease in accrued expenses and other liabilities	(50,936)
Net decrease in investments	56,050,435
Net cash provided by operating activities	$37,020,782
*	Supplemental Disclosure

Non-cash financing activity not included consists of interest expense on floating rate notes issued of $8,700,878.

30 PIMCO Municipal Income Funds II Annual Report | 5.31.08 | See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund II Statement of Cash Flows
For the year ended May 31, 2008
Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(25,047,524)
Proceeds from sales of long-term investments	43,005,665
Increase in deposits with brokers for futures contracts collateral	(2,220,200)
Interest received	12,529,079
Operating expenses paid	(1,849,871)
Net cash used for futures transactions	(2,586,929)
Net cash provided by options written	448,804
Net decrease in short-term investments	3,325,137
Net cash provided by operating activities	27,604,161

Cash Flows from Financing Activities:
Cash dividends paid (excluding reinvestment of $682,941)	(10,798,931)
Payments to retire floating rate notes	(18,359,562)
Cash overdraft at custodian	50,913
Net cash used for financing activities*	(29,107,580)

Net decrease in cash	(1,503,419)
Cash at beginning of year	1,503,419
Cash at end of year	—

Reconciliation of Net Decrease in Net Assets Resulting from Investment Operations to Net Cash Provided by Operating Activities:
Net decrease in net assets resulting from investment operations	(306,599)
Increase in deposits with brokers for futures contracts collateral	(2,220,200)
Increase in receivable for investments sold	(5,000)
Increase in interest receivable	(164,078)
Increase in prepaid expenses and other assets	(4,852)
Increase in investment management fees payable	4,378
Increase in net payable for variation margin on futures contracts	274,117
Increase in accrued expenses and other liabilities	(13,919)
Net decrease in investments	30,040,314
Net cash provided by operating activities	$27,604,161
*	Supplemental Disclosure

Non-cash financing activity not included consists of interest expense on floating rate notes issued of $1,205,120.

See accompanying Notes to Financial Statements | 5.31.08 | PIMCO Municipal Income Funds II Annual Report 31

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2008

1. Organization and Significant Accounting Policies

PIMCO Municipal Income Fund II (‘‘Municipal II’’), PIMCO California Municipal Income Fund II (‘‘California Municipal II’’) and PIMCO New York Municipal Income Fund II (‘‘New York Municipal II’’), collectively referred to as the ‘‘Funds’’ or “PIMCO Municipal Income Funds II”, were organized as Massachusetts business trusts on March 29, 2002. Prior to commencing operations on June 28, 2002, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the ‘‘Investment Manager’’), serves as the Funds’ investment manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (‘‘Allianz Global’’). Allianz Global is an indirect majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Funds have an unlimited amount of $0.00001 par value per share of common stock authorized.

Under normal market conditions, Municipal II invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. Under normal market conditions, California Municipal II invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal II invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. The Funds will seek to avoid bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political and other developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds based upon events that have not occurred. However, the Funds expect the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at May 31, 2008. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing SFAS 157 against their current valuation policies to determine future applicability.

In March 2008, the Financial Accounting Standards board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. The Funds’ Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

32 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2008

1. Organization and Significant Accounting Policies (continued)

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their discretion pursuant to guidelines established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements of the Funds. Each Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital.

(e) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the relevant exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability or unwillingness of counterparties to meet the terms of their contracts.

5.31.08 | PIMCO Municipal Income Funds II Annual Report 33

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2008

1. Organization and Significant Accounting Policies (continued)

(f) Option Transactions

The Funds may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of their investment strategies. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid. When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Funds is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Funds is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds’ purchasing a security at a price different from its current market value.

(g) Inverse Floating Rate Transactions — Residual Interest Municipal Bonds (“RIBs”) / Residual Interest Tax Exempt Bonds (“RITEs”)

The Funds invest in RIBs and RITEs collectively, (“Inverse Floaters”) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. Pursuant to Statement of Financial Accounting Standards No. 140 (“FASB Statement No. 140”), the Funds account for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in their Schedules of Investments, by including the Floating Rate Notes as a liability under the caption “Payable for floating rate notes” in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly, and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a Fixed Rate Municipal Bond into a special purpose trust, which are not accounted for as secured borrowings.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset typically every 7 to 35 days by an index or auction process. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than an investment in Fixed Rate Bonds. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FASB Statement No. 140. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

(h) When-Issued/Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the

34 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2008

1. Organization and Significant Accounting Policies (continued)

(h) When-Issued/Delayed-Delivery Transactions (continued)

security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining their net asset values. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Funds do not participate in future gains and losses with respect to the security.

(i) Custody Credits Earned on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Funds.

(j) Interest Expense

Interest expense relates to the Funds’ liability in connection with floating rate notes held by third parties in conjunction with Inverse Floater transactions. Interest expense is recorded as incurred.

2. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (collectively), the “Agreements”) with the Investment Manager. Subject to the supervision by each Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. In order to reduce each Fund’s expenses, the Investment Manager has contractually agreed to waive a portion of its investment management fees for each Fund at the annual rate of 0.15% of each Fund’s average daily net assets, including net assets attributable to any preferred shares that may be outstanding through June 30, 2007. On July 1, 2007, the contractual fee waiver was reduced to 0.10% of each Fund’s average daily net assets, including net assets attributable to any preferred shares that may be outstanding through June 1, 2008, and for a declining amount thereafter through June 30, 2009. For the fiscal year ended May 31, 2008, each Fund paid investment management fees at an annualized effective rate of 0.55% of each Fund’s average daily net assets inclusive of net assets attributable to any preferred shares that may be outstanding.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the “Sub-Adviser”), to manage each Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

3. Investments in Securities

For the year ended May 31, 2008, purchases and sales of investments, other than short-term securities and U.S. government obligations, were:

	Municipal II	California Municipal II	New York Municipal II
Purchases	$313,704,539	$48,647,137	$25,047,524
Sales	308,891,614	70,189,075	43,010,665

(a) Futures contracts outstanding at May 31, 2008:

Municipal II:	Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation
Short: U.S. Treasury Bond Futures	(894)	$(102,335)	6/19/08	$3,156,938
U.S. Treasury Bond Futures	(2,549)	(289,312)	9/19/08	3,408,398
				$6,565,336

5.31.08 | PIMCO Municipal Income Funds II Annual Report 35

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2008

3. Investments in Securities (continued)

California Municipal II:	Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation
Short: U.S. Treasury Bond Futures	(482)	$(55,174)	6/19/08	$1,650,984
U.S. Treasury Bond Futures	(1,413)	(160,376)	9/19/08	2,851,985
				$4,502,969

New York Municipal II:	Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation
Short: U.S. Treasury Bond Futures	(139)	$(15,911)	6/19/08	$437,211
U.S. Treasury Bond Futures	(414)	(46,989)	9/19/08	760,430
				$1,197,641

Municipal II, California Municipal II and New York Municipal II pledged to brokers $12,085,100, $5,940,000, and $2,220,200, respectively, as collateral for futures contracts.

(b) Transactions in options written for the year ended May 31, 2008:

	Contracts	Premiums
Municipal II:
Options outstanding, May 31, 2007	—	$—
Options written	3,296	2,328,821
Options terminated in closing transactions	(3,296)	(2,328,821)
Options outstanding, May 31, 2008	—	$—

California Municipal II:
Options outstanding, May 31, 2007	—	$—
Options written	1,670	1,179,971
Options terminated in closing transactions	(1,670)	(1,179,971)
Options outstanding, May 31, 2008	—	$—

New York Municipal II:
Options outstanding, May 31, 2007	—	$—
Options written	628	448,804
Options terminated in closing transactions	(628)	(448,804)
Options outstanding, May 31, 2008	—	$—

4. Income Tax Information

Municipal II:

The tax character of dividends paid were:

	Year ended May 31, 2008	Year ended May 31, 2007
Ordinary Income	$5,121,811	$6,763,575
Tax Exempt Income	$58,483,958	$58,545,468

At May 31, 2008, the tax character of distributable earnings of $2,155,462 was comprised entirely of tax exempt income.

At May 31, 2008, Municipal II had a capital loss carryforward of $73,281,329 ($6,389,744 of which will expire in 2012, $54,505,416 of which will expire in 2013, $4,473,237 of which will expire in 2014 and $7,912,932 of which will expire in 2015), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

36 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2008

4. Income Tax Information (continued)

During the year ended May 31, 2008, the Fund utilized capital loss carryforwards of $3,871,169 from the previous fiscal periods.

For the year ended May 31, 2008, permanent ‘‘book-tax’’ differences were primarily attributable to the differing treatment of inverse floater transactions and non-deductable excise taxes paid. These adjustments were to increase undistributed net investment income by $57,137, decrease paid-in capital by $10,693 and increase accumulated net realized loss by $46,444.

California Municipal II:

The tax character of dividends paid were:

	Year ended May 31, 2008	Year ended May 31, 2007
Ordinary Income	$2,997,085	$1,663,293
Tax Exempt Income	$31,410,997	$32,229,458

At May 31, 2008, there were no distributable earnings due.

At May 31, 2008, California Municipal II had a capital loss carryforward of $30,629,860 ($3,919,943 of which will expire in 2012, $16,328,922 of which will expire in 2013, $5,531,398 of which will expire in 2015 and $4,849,597 of which will expire in 2016) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, the fund elected to defer realized capital losses of $2,686,933, arising after October 31, 2007. Such losses are treated as arising on June 1, 2008.

For the year ended May 31, 2008, permanent ‘‘book-tax’’ differences were primarily attributable to the differing treatment of inverse floater transactions and taxable distributions. These adjustments were to decrease dividends in excess of net investment income by $1,685,284, decrease accumulated net realized loss by $33,576 and decrease paid-in-capital by $1,718,860.

New York Municipal II:

The tax character of dividends paid were:

	Year ended May 31, 2008	Year ended May 31, 2007
Ordinary Income	$284,260	$341,156
Tax Exempt Income	$11,209,828	$10,991,625

At May 31, 2008, there were no distributable earnings due.

At May 31, 2008, New York Municipal II had a capital loss carryforward of $7,357,484 ($378,802 of which will expire in 2012, $5,755,677 of which will expire in 2013, $51,848 of which will expire in 2015 and $1,171,157 of which will expire in 2016), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, the fund elected to defer realized capital losses of $249,974, arising after October 31, 2007. Such losses are treated as arising on June 1, 2008.

For the year ended May 31, 2008, permanent ‘‘book-tax’’ differences were primarily attributable to the differing treatment of inverse floater transactions. These adjustments were to decrease dividends in excess of net investment income by $6,740 and increase accumulated net realized loss by $6,740.

5.31.08 | PIMCO Municipal Income Funds II Annual Report 37

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2008

4. Income Tax Information (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2008 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Municipal II	$1,236,229,957	$72,793,975	$23,095,273	$49,698,702
California Municipal II	635,443,953	27,474,359	17,076,921	10,397,438
New York Municipal II	227,121,766	8,115,944	5,438,316	2,677,628

5. Auction Preferred Shares

Municipal II has issued 4,040 shares of Preferred Shares Series A, 4,040 shares of Preferred Shares Series B, 4,040 shares of Preferred Shares Series C, 4,040 shares of Preferred Shares Series D and 4,040 shares of Preferred Shares Series E, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

California Municipal II has issued 2,080 shares of Preferred Shares Series A, 2,080 shares of Preferred Shares Series B, 2,080 shares of Preferred Shares Series C, 2,080 shares of Preferred Shares Series D, and 2,080 shares of Preferred Shares Series E, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

New York Municipal II has issued 1,800 shares of Preferred Shares Series A and 1,800 shares of Preferred Shares Series B, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year ended May 31, 2008, the annualized dividend rates ranged from:

	High	Low	At May 31, 2008
Municipal II:
Series A	5.00%	2.40%	2.589%
Series B	4.356%	2.00%	2.559%
Series C	4.508%	2.00%	2.483%
Series D	5.00%	2.00%	2.483%
Series E	5.00%	2.589%	2.589%
California Municipal II:
Series A	6.00%	1.90%	2.589%
Series B	6.00%	2.15%	2.559%
Series C	4.508%	2.00%	2.483%
Series D	4.508%	2.188%	2.483%
Series E	6.00%	2.30%	2.589%
New York Municipal II:
Series A	6.00%	2.483%	2.483%
Series B	4.508%	2.50%	2.589%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds.

38 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2008

5. Auction Preferred Shares (continued)

Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, at the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction).

These developments with respect to ARPS have not affected the management or investment policies of the Funds, and the Funds’ outstanding common shares continue to trade on the NYSE. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

6. Subsequent Common Dividend Declarations

On June 2, 2008, the following dividends were declared to common shareholders payable July 1, 2008 to shareholders of record on June 12, 2008:

Municipal II	$0.065 per common share
California Municipal II	$0.07 per common share
New York Municipal II	$0.06625 per common share

On July 1, 2008, the following dividends were declared to common shareholders payable August 1, 2008 to shareholders of record on July 11, 2008:

Municipal II	$0.065 per common share
California Municipal II	$0.07 per common share New
New York Municipal II	$0.06625 per common share

7. Legal Proceedings

In June and September 2004, the Investment Manager, certain of its affiliates (including Allianz Global Investors Distributors LLC, PEA Capital LLC (“PEA”) and Allianz Global Investors of America L.P., agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA Capital LLC deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements proceedings discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

5.31.08 | PIMCO Municipal Income Funds II Annual Report 39

PIMCO Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended May 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$15.05	$14.71	$14.81	$14.01	$14.66
Investment Operations:
Net investment income	1.13	1.13	1.08	1.11	1.17
Net realized and change in unrealized gain (loss) on investments, futures contracts and options written	(1.24)	0.33	0.01	0.84	(0.77)
Total from investment operations	(0.11)	1.46	1.09	1.95	0.40
Dividends on Preferred Shares from Net Investment Income	(0.30)	(0.30)	(0.23)	(0.14)	(0.08)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.41)	1.16	0.86	1.81	0.32
Dividends to Common Shareholders from Net Investment Income	(0.78)	(0.82)	(0.96)	(1.01)	(0.97)
Net asset value, end of year	$13.86	$15.05	$14.71%	$14.81	$14.01
Market price, end of year	$14.14	$15.42	$14.45	$15.02	$13.31
Total Investment Return (1)	(3.09)%	12.64%	2.63%	21.00%	(3.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$819,740	$886,815	$862,832	$862,290	$812,670
Ratio of expenses to average net assets including interest expense(2)(3)(4)(5)	1.68%	1.50%	1.30%	1.05%	1.08%
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.19%	1.01%	1.05%	1.02%	1.03%
Ratio of net investment income to average net assets (2)(5)	7.90%	7.45%	7.31%	7.71%	8.16%
Preferred shares asset coverage per share	$65,570	$68,889	$67,701	$67,676	$65,224
Portfolio turnover	21%	4%	20%	9%	26%

(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.
(5)

During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.17%, 0.24%, 0.24%, 0.24% and 0.25% for the years ended May 31, 2008, May 31, 2007, May 31, 2006, May 31, 2005 and May 31, 2004.

40 PIMCO Municipal Income Funds II Annual Report | 5.31.08 | See accompanying Notes to Financial Statements

PIMCO California Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended May 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$14.89	$14.58	$14.61	$13.53	$14.66
Investment Operations:
Net investment income	1.06	1.08	1.06	1.05	1.13
Net realized and change in unrealized gain (loss) on investments, futures contracts and options written	(1.49)	0.34	0.05	1.13	(1.26)
Total from investment operations	(0.43)	1.42	1.11	2.18	(0.13)
Dividends on Preferred Shares from Net Investment Income	(0.28)	(0.27)	(0.21)	(0.12)	(0.07)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.71)	1.15	0.90	2.06	(0.20)
Dividends to Common Shareholders from Net Investment Income	(0.84)	(0.84)	(0.93)	(0.98)	(0.93)
Net asset value, end of year	$13.34	$14.89	$14.58	$14.61	$13.53
Market price, end of year	$14.25	$15.96	$14.62	$14.76	$13.27
Total Investment Return (1)	(5.17)%	15.35%	5.50%	19.14%	(3.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$409,769	$455,284	$443,379	$441,596	$407,659
Ratio of expenses to average net assets including interest expense(2)(3)(4)(5)	3.23%	2.89%	2.02%	1.36%	1.60%
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.18%	1.01%	1.06%	1.06%	1.07%
Ratio of net investment income to average net assets (2)(5)	7.65%	7.28%	7.24%	7.37%	8.05%
Preferred shares asset coverage per share	$64,390	$68,765	$67,620	$67,451	$64,191
Portfolio turnover	6%	3%	12%	5%	20%
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.
(5)

During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.17%, 0.24%, 0.24%, 0.24% and 0.24% for the years ended May 31, 2008, May 31, 2007, May 31, 2006, May 31, 2005 and May 31, 2004.

See accompanying Notes to Financial Statements | 5.31.08 | PIMCO Municipal Income Funds II Annual Report 41

PIMCO New York Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended May 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$14.79	$14.66	$14.62	$13.54	$14.45
Investment Operations:
Net investment income	1.07	1.10	1.07	1.07	1.06
Net realized and change in unrealized gain (loss) on investments, futures contracts and options written	(1.11)	0.11	0.11	1.12	(0.97)
Total from investment operations	(0.04)	1.21	1.18	2.19	0.09
Dividends on Preferred Shares from Net Investment Income	(0.29)	(0.28)	(0.23)	(0.13)	(0.07)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.33)	0.93	0.95	2.06	0.02
Dividends to Common Shareholders from Net Investment Income	(0.79)	(0.80)	(0.91)	(0.98)	(0.93)
Net asset value, end of year	$13.67	$14.79	$14.66	$14.62	$13.54
Market price, end of year	$14.42	$15.49	$14.14	$14.80	$13.05
Total Investment Return (1)	(1.46)%	15.51%	1.65%	21.45%	(5.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$145,100	$156,218	$154,088	$152,812	$140,958
Ratio of expenses to average net assets including interest expense(2)(3)(4)(5)	2.07%	2.13%	1.89%	1.25%	1.16%
Ratio of expenses to average net assets, excluding interest expense (2)(3)(4)(5)	1.25%	1.14%	1.13%	1.14%	1.15%
Ratio of net investment income to average net assets (2)(5)	7.69%	7.33%	7.29%	7.53%	7.58%
Preferred shares asset coverage per share	$65,294	$68,386	$67,785	$67,439	$64,148
Portfolio turnover	9%	3%	26%	11%	14%
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.
(5)

During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.17%, 0.24%, 0.24%, 0.24% and 0.24% for the years ended May 31, 2008, May 31, 2007, May 31, 2006, May 31, 2005 and May 31, 2004.

42 PIMCO Municipal Income Funds II Annual Report | 5.31.08 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II Report of Independent Registered
Public Accounting Firm

To the Shareholders and the Board of Trustees of:

PIMCO Municipal Income Fund II,

PIMCO California Municipal Income Fund II and

PIMCO New York Municipal Income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and of cash flows (for PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II only) and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II (collectively hereafter referred to as the “Funds”) at May 31, 2008, the results of each of their operations and of cash flows (for PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II only) for the year ended, the changes in each of their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

July 23, 2008

5.31.08 | PIMCO Municipal Income Funds II Annual Report 43

PIMCO Municipal Income Funds II Tax Information/Annual Shareholders
Meetings Results/Appointment of New
Trustee (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year-end (May 31, 2008) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that substantially all dividends paid from net investment income from the Funds during the tax period ended May 31, 2008 were federally exempt interest dividends. However, the Funds invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, the percentages of dividends paid from net investment income during the tax period which are taxable were:

Municipal II	8.05%
California Municipal II	8.71%
New York Municipal II	2.47%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2008. In January 2009, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2008. The amount that will be reported will be the amount to use on your 2008 federal income tax return and may differ from the amount which must be reported in connection with each Fund’s tax year ended May 31, 2008. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2009, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Annual Shareholder Meetings Results:

The Funds held their annual meetings of shareholders on December 18, 2007. Common/Preferred shareholders of each Fund voted as indicated below:

	Affirmative	Withheld Authority
Municipal II
Re-election of Paul Belica	54,828,248	904,846
Re-election of John C. Maney	54,911,557	821,537
Re-election of John J. Dalessandro II*	18,457	77
California Municipal II
Re-election of Paul Belica	28,142,982	355,981
Re-election of John C. Maney	28,109,346	389,617
Re-election of John J. Dalessandro II*	7,914	5
New York Municipal II
Re-election of Paul Belica	10,031,161	256,715
Re-election of John C. Maney	10,023,683	264,193
Re-election of John J. Dalessandro II*	3,392	169

Messrs. Robert E. Connor, Hans W. Kertess*, William B. Ogden IV and R. Peter Sullivan continue to serve as Trustees of the Funds.

______________
*	Preferred Shares Trustee

Appointment of New Trustee

In May 2008, the Fund’s Board of Trustees appointed Diana L. Taylor as a Trustee.

44 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO Municipal Income Funds II Privacy Policy/Proxy Voting Policies &
Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases, you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the twelve months ended June 30, 2007 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 331-1710; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

5.31.08 | PIMCO Municipal Income Funds II Annual Report 45

PIMCO Municipal Income Funds II Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

46 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO Municipal Income Funds II Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 years:
The address of each trustee is 1345 Avenue of the
Americas, New York, NY 10105

Hans W. Kertess	President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2002
Term of office: Expected to stand for re-election at 2009
annual meeting of shareholders.
Trustee/Director of 33 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Paul Belica

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Date of Birth: 9/27/21
Trustee since: 2002
Term of office: Expected to stand for re-election at 2010
annual meeting of shareholders.
Trustee/Director of 33 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Robert E. Connor	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.
Date of Birth: 9/17/34
Trustee since: 2002
Term of office: Expected to stand for re-election at 2009
annual meeting of shareholders.
Trustee/Director of 33 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

John J. Dalessandro II	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.
Date of Birth: 7/26/37
Trustee since: 2002
Term of office: Expected to stand for re-election at 2010
annual meeting of shareholders.
Trustee/Director of 33 funds in Fund Complex
Trustee/Director of no funds outside of Fund complex

William B. Ogden, IV	Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for re-election at 2009
annual meeting of shareholders.
Trustee/Director of 33 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

R. Peter Sullivan III	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.
Date of Birth: 9/4/41
Trustee since: 2002
Term of office: Expected to stand for re-election at 2008
annual meeting of shareholders.
Trustee/Director of 33 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

5.31.08 | PIMCO Municipal Income Funds II Annual Report 47

PIMCO Municipal Income Funds II Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 years:
Diana L. Taylor	Managing Director, Wolfensohn & Co., 2007 - Present; Superintendent of Banks, State of New York, 2003-2007.
Date of Birth: 2/16/55
Trustee since 2008
Term of office: Expected to stand for election at 2008
annual meeting of shareholders.
Trustee/Director of 28 Funds in Fund Complex
Trustee/Director of Brookfield Properties Corporation
and Sotheby’s

John C. Maney†

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)

Date of Birth: 8/3/59
Trustee since 2006
Term of office: Expected to stand for re-election at
2008 annual meeting of shareholders.
Trustee/Director of 68 Funds in Fund Complex
Trustee/Director of No Funds outside the Fund Complex

† Mr. Maney is an “interested person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President of PIMCO Japan Ltd.

Further information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated June 26, 2001, which can be obtained upon request, without charge, by calling the Fund’s transfer agent at (800) 331-1710.

Further information about the Funds’ Trustees is available in the Funds’ Statement of Additional Information, dated August 16, 2002, which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 331-1710.

48 PIMCO Municipal Income Funds II Annual Report | 5.31.08

PIMCO Municipal Income Funds II Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with
Funds	Principal Occupation(s) During Past 5 years:

Brian S. Shlissel

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 37 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 37 funds in the Fund Complex and The Korea Fund, Inc.

Date of Birth: 11/14/64
President & Chief Executive Officer since: 2002

Lawrence G. Altadonna

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 37 funds in the Fund Complex; Assistant Treasurer of 37 funds in the Fund Complex and The Korea Fund, Inc.

Date of Birth: 3/10/66
Treasurer, Principal/Financial and Accounting
Officer since: 2002

Thomas J. Fuccillo

Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Secretary of 74 funds in the Fund Complex. Secretary & Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC.

Date of Birth: 3/22/68
Vice President, Secretary & Chief Legal Officer
since: 2004

Scott Whisten	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 74 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2002-2005).
Date of Birth: 3/13/71
Assistant Treasurer since: 2007

Richard J. Cochran

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 74 funds in the Fund Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (2002-2008).

Date of Birth: 1/23/61
Assistant Treasurer since: 2008

Youse E. Guia

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 74 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002- 2004).

Date of Birth: 9/3/72
Chief Compliance Officer since: 2004

William V. Healey

Executive Vice President, Chief Legal Officer- U.S. Retail, Allianz Global Investors of America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors Advertising Agency Inc., and Allianz Global Investors Managed Accounts LLC. Assistant Secretary of 74 funds in the Fund Complex; formerly, Vice President and Associate General Counsel The Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).

Date of Birth: 7/28/53
Assistant Secretary since: 2006

Richard H. Kirk

Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 74 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Date of Birth: 4/6/61
Assistant Secretary since: 2006

Kathleen A. Chapman

Assistant Secretary of 74 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Date of Birth: 11/11/54
Assistant Secretary since: 2006

Lagan Srivastava	Assistant Secretary of 74 funds in the Fund Complex and The Korea Fund, Inc. formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).
Date of Birth: 9/20/77
Assistant Secretary since: 2006

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their early resignation or removal.

5.31.08 | PIMCO Municipal Income Funds II Annual Report 49

Trustees and Principal Officers

Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John J. Dalessandro II	Scott Whisten
Trustee	Assistant Treasurer
John C. Maney	Richard J. Cochran
Trustee	Assistant Treasurer
William B. Ogden, IV	Youse E. Guia
Trustee	Chief Compliance Officer
R. Peter Sullivan III	William V. Healey
Trustee	Assistant Secretary
Diana L. Taylor	Richard H. Kirk
Trustee	Assistant Secretary
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

225 Franklin Street

Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

On December 26, 2007, the Funds submitted a CEO annual certification to the New York Stock Exchange (‘‘NYSE’’) on which the Funds’ principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules each Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $23,719 in 2007 and $25,352 in 2008.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $5,476 in 2007 and $15,882 in 2008. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $9,000 in 2007 and $9,667 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

         PIMCO New York Municipal Income Fund II (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

     a review of the nature of the professional services expected to provided,

      the fees to be charged in connection with the services expected to be provided,

      a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services
 Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

	f)	Not applicable

	g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2007 Reporting Period was $2,331,204 and the 2008 Reporting Period was $3,644,060.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III, Diane L. Taylor and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO MUNICIPAL INCOME FUND II
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
PIMCO NEW YORK MUNICIPAL INCOME FUND II
(each a “Trust”)

PROXY VOTING POLICY

1.

It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.

The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.

This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub- adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

          As of August 7, 2008 the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund II (PML), PIMCO California Municipal Income Fund II (PCK) and PIMCO New York Municipal Income Fund II (PNI) (each a “Fund” and collectively, the “Funds”):

Mark V. McCray

Mr. McCray has been the portfolio manager for each of the Funds since inception (June 2002). Mr. McCray is a Managing Director, portfolio manager and a senior member of PIMCO’s investment strategy group. He served as a Chairman of PIMCO’s Shadow Investment Committee and a rotating member of the firm’s Investment Committee. He joined the firm in 2000 from Goldman, Sachs & Co. in New York, where he was Vice President and co-head of municipal bond trading, with primary responsibility for the firm's proprietary municipal trading. Mr. McCray has nineteen years of investment experience and holds a Bachelor's degrees in finance and real estate from Temple University and an MBA from The Wharton School of the University of Pennsylvania, with concentrations in finance, accounting, and strategic management.

(a)(2)

          The following summarizes information regarding each of the accounts, excluding the Funds that were managed by the Portfolio Manager as of May 31, 2008, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment		Other Pooled Investment		Other Accounts
		Companies		Vehicles
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Mark V.	PML	14	4,827.94	4	954.02	17	1,601.05
McCray	PCK	14	5,485.34	4	954.02	17	1,601.05
	PNI	14	5,921.62	4	954.02	17	1,601.05

          From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

           As of May 31, 2008, the following explains the compensation structure of the individual that has primary responsibility for day-to-day portfolio management of the Funds:

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

  Amount and nature of assets managed by the portfolio manager;

  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

  Contributions to asset retention, gathering and client satisfaction;

  Contributions to mentoring, coaching and/or supervising; and

  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management. Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

          (a)(4)

          The following summarizes the dollar range of securities the portfolio manager for the Funds beneficially owned of the Funds that he managed as of 05/31/08.

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

			TOTAL NUMBER
			OF SHARES PURCHASED	MAXIMUM NUMBER OF
	TOTAL NUMBER	AVERAGE	AS PART OF PUBLICLY	SHARES THAT MAY YET BE
PERIOD	OF SHARES	PRICE PAID	ANNOUNCED PLANS OR	PURCHASED UNDER THE PLANS
	PURCHASED	PER SHARE	PROGRAMS	OR PROGRAMS

June 2007	N/A	$14.76	5,012	N/A
July 2007	N/A	$14.58	5,312	N/A
August 2007	N/A	$14.42	5,353	N/A
September 2007	N/A	$14.00	5,378	N/A
October 2007	N/A	$14.32	5,401	N/A
February 2008	N/A	$14.35	5,222	N/A
March 2008	N/A	$13.22	5,741	N/A
April 2008	N/A	$13.45	5,586	N/A
May 2008	N/A	$13.75	5,511	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO New York Municipal Income Fund II

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date August 7, 2008

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date August 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date August 7, 2008

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date August 7, 2008